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                                                                  Exhibit 10.7








                              ROYAL OAK MINES INC.


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                             SENIOR SECURED DEBENTURE
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                                DECEMBER 31, 1997


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                              ROYAL OAK MINES INC.

                    (Amalgamated under the laws of Ontario)

                            SENIOR SECURED DEBENTURE

          Royal Oak Mines Inc. (the "Corporation") for value received hereby acknowledges itself indebted and promises to pay to or to the order of the Holder, as defined herein, on January 20, 2003 or such dates as all or any part of the principal amount hereof may become due in accordance with the provisions hereof, the principal sum of SIXTEEN MILLION ONE HUNDRED THOUSAND UNITED STATES OF AMERICA DOLLARS (U.S. $16,100,000) (or such parts thereof as may become due), on presentation and surrender of this Debenture (in the case of payment of all of the principal amount hereof) to the Corporation at its registered office or at such place as the Corporation may direct, and to pay interest on the principal amount of this Debenture outstanding from time to time at the rates and times and in the amounts set forth herein.

                                  ARTICLE 1
                               INTERPRETATION

1.1.     Definitions

In this Debenture, unless there is something in the subject matter or context inconsistent therewith, the terms set out in Schedule A shall have the meanings ascribed to them in that schedule.

1.2.     Use of Singular and Plural

Words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3.     Interpretation Not Affected By Headings, etc.

The division of this Debenture into Articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

1.4.     Monetary References

Any reference in this Agreement to "Canadian dollars" or "Can. $" or similar terms shall be deemed to be a reference to lawful money of Canada and any reference in this Agreement to "United States of America dollars", "United States dollars" or "U.S. $" or similar terms shall be deemed to be a reference to lawful money of the United States of America. If no

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such references are made with respect to any particular sum or obligation, the sum or obligation in question shall be deemed to refer to lawful money of the United States of America.

1.5.     Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the first Business Day thereafter.

1.6.     Invalidity of Provisions

Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity, illegality or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof. Without limiting the generality of the foregoing, if any amounts on account of interest or fees or otherwise payable by the Corporation to the Holder hereunder exceed the maximum amount recoverable under Applicable Law, the amounts so payable hereunder shall be reduced to the maximum amount recoverable under Applicable Law.

1.7.     References

Except as otherwise specifically provided, reference in this Debenture to any contract, agreement or any other instrument shall be deemed to include references to the same as varied, amended, supplemented or replaced from time to time and reference in this Debenture to any enactment, including without limitation any statute, law, by-law, regulation, ordinance or order, shall be deemed to include references to such enactment as re-enacted, amended or extended from time to time.

1.8.     Debenture to Govern

If there is any inconsistency between the terms of this Debenture and the terms of any Security Document, the provisions hereof shall prevail to the extent of the inconsistency, but the foregoing shall not apply to limit or restrict in any way the rights and remedies of the Holder under the terms of the Security Documents after the Liens thereby constituted shall have become enforceable.

1.9.     Generally Accepted Accounting Principles

Unless otherwise specifically provided herein, all accounting terms shall be applied and construed in accordance with Canadian generally accepted accounting principles consistently applied. For the purpose of determining compliance with the financial covenants set forth in section 4.1.19, all computations shall be calculated on a consolidated basis, where applicable, and shall be adjusted to eliminate the effect of any discretionary change by the

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Corporation in the application of generally accepted accounting principles since the date of its most recent audited consolidated financial statements prior to the date hereof.

                                  ARTICLE 2.
                           PRINCIPAL AND INTEREST

2.1.     Interest

Interest shall accrue from the date hereof, before and after the occurrence of an Event of Default, demand, maturity or judgment, on the outstanding principal amount of this Debenture, and on all overdue costs, expenses and interest payable hereunder, at the Interest Rate and shall be calculated and compounded and payable on June 30, 1998 and thereafter shall be calculated and compounded quarterly and payable quarterly in arrears on the last day of each of the months of March, June, September and December in each year (each an "Interest Payment Date") and on the Maturity Date.

2.2.     Payment of Interest

Except as otherwise provided for herein, as interest on this Debenture becomes due (except interest payable on the Maturity Date, which shall be paid upon presentation and surrender of this Debenture for payment), the Corporation shall pay to the Holder the interest due and payable on each Interest Payment Date, without deduction or set-off, by wire transfer of immediately available funds to such account and address of the Holder as may be provided by the Holder from time to time.

2.3.     Principal Repayments

Subject to the terms and conditions of this Debenture, the principal amount of this Debenture shall be repaid in full on the Maturity Date.

2.4.     Optional Prepayment

Subject to the terms and conditions of this Debenture, the Corporation shall have the privilege of prepaying from time to time, on any Business Day, all or any part of the principal amount of this Debenture on payment to the Holder of the Prepayment Amount provided that:

    (a) any such prepayment shall only be made on at least five Business Days' notice to the Holder, which notice, once given, shall be irrevocable and binding upon the Corporation;

    (b) any such prepayment shall, when aggregated with any contemporaneous prepayments made under sections 2.4 of the Other Senior Secured Debentures, be in an amount of at least U.S. $5,000,000; and

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    (c)  any such prepayment shall be accompanied by payment of all interest and other amounts accrued in respect of the principal amount being so prepaid to the date of prepayment as well as all other amounts due and payable under this Debenture on the date of prepayment.

                                 ARTICLE 3.
                                  SECURITY

3.1.     Security

    3.1.1. As security for the due and punctual payment of all of its obligations to the Holder under or in respect of the Debenture and the other Documents, the Corporation shall execute and deliver to the Holder, contemporaneous with the delivery of the Debenture to the Holder, valid and enforceable Liens against all present and after-acquired property, undertaking and assets of the Corporation except the Excluded Assets, all in form and substance satisfactory to the Holder and its counsel, including without limitation the following:

        (i) a security debenture by the Corporation creating fixed and floating charge security in all of the Corporation's present and after-acquired property and assets;

        (ii) a general security agreement by the Corporation creating a security interest in all of the Corporation's present and after-acquired property and assets;

        (iii) assignments of the Corporation's interests in all material mining claims, concessions and leases in any way relating to the Kemess Mine;

        (iv) an assignment by the Corporation of its rights and interest in the Kemess South Resources Limited Partnership;

        (v) an undertaking of the Corporation to deliver to the Holder (a) within 15 days following the Closing Date, pledges of all of the shares in the capital of Arctic Precious Metals, Inc., Highwood Resources Ltd. and Asia Minerals Corp. held by the Corporation or any Subsidiary and all of the shares of publicly traded corporations held by the Corporation or any Subsidiary (provided that in the case of the shares of publicly traded corporations held by the Corporation or any Subsidiary physical possession of the applicable share certificates need not be delivered to the Holder unless required under applicable legislation to perfect such specific pledges), together with a mortgage over the Corporation's real property situated at Smithers, British Columbia and (b) within 30 days following the request of the Holder, fixed and specific Liens on all property and assets comprising the mines generally known as the Giant and Matachewan Mines; and

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        (vi)  such other agreements and documents as may, in the sole discretion of the Holder, be necessary or desirable to grant to the Holder valid and enforceable Liens on all of the property, undertaking and assets of the Corporation other than the Excluded Assets.

To the extent any of the Security Documents are not delivered contemporaneously with the delivery of the Debenture, the Corporation shall deliver such Security Documents to the Holder forthwith thereafter, provided that the Corporation shall not be obligated to register the Security against any real property or mineral claims comprising: (i) the mines generally known as Pamour/Nighthawk Lake, Hope Brook and Colomac; and (ii) the Corporation's currently existing exploration properties not in any way relating to the Kemess Mine or the mines generally known as Matachewan and Giant.

    3.1.2. Contemporaneous with the delivery of the Security Documents contemplated by section 3.1.1., the Corporation shall deliver to the Holder legal opinions in form and content, and from legal counsel, satisfactory to the Holder regarding the validity, enforceability of all Liens created by such Security Documents and regarding such other matters as the Holder may require to evidence compliance with the terms of this Debenture and the other Documents.

    3.1.3. The Corporation shall ensure that all of the Security Documents are executed and delivered in accordance with this Article 3 and the Liens created thereby are perfected in all jurisdictions and at all times reasonably required by the Holder.

3.2.     No Merger

The Security Documents shall not merge in any other security. No judgment obtained by the Holder shall in any way affect any of the provisions of this Debenture or any of the Security Documents. For greater certainty, no judgment obtained by the Holder shall in any way affect the obligation of the Corporation to pay principal and interest at the rates, times and in the manner provided in this Debenture.

3.3.     Further Assurances - Security

From time to time following the Closing Date, the Corporation shall take such action (including, without limitation, the provision of information and access to property) and execute and deliver to the Holder such agreements, conveyances, deeds and other documents and instruments as the Holder shall reasonably request in furtherance of granting to the Holder valid and enforceable priority Liens on all of the Corporation's present and after acquired property, undertaking and assets other than the Excluded Assets, and the Corporation shall register, file or record the same (or a notice or financing statement in respect thereof) in all offices where such registration, filing or recording is, in the opinion of the Holder, necessary or advisable to constitute, perfect and maintain such Liens in all jurisdictions reasonably required by the Holder, subject only to Permitted Encumbrances, provided that the Corporation shall not be obligated to register the Security against any real property or mineral claims comprising: (i) the mines generally known

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as Pamour/Nighthawk Lake, Hope Brook and Colomac; and (ii) the Corporation's
currently existing exploration properties not in any way relating to the Kemess Mine or the mines generally known as Matachewan and Giant. The Corporation shall deliver opinions of its Counsel in respect of such matters, in each case within a reasonable time after the request therefor by the Holder, and in each case in form and substance reasonably satisfactory to the Holder.

                                    ARTICLE 4.
                                    COVENANTS

4.1.     Affirmative Covenants

So long as the Debenture or any obligation of the Corporation to the Holder under the Debenture or any other Document remains outstanding, the Corporation covenants and agrees with the Holder that:

    4.1.1. Punctual Payment and Performance of Debenture. The Corporation shall pay or cause to be paid all amounts payable to the Holder hereunder and under the other Documents on the dates and in the manner specified therein and the Corporation shall perform and carry out all of the acts or things to be done by the Corporation as provided in the Debenture and the other Documents;

    4.1.2. Conduct of Business. The Corporation shall do or cause to be done all things necessary to maintain its corporate existence in its present jurisdiction of incorporation and to maintain its corporate power and capacity to own its properties and assets;

    4.1.3. Preservation of Material Authorizations. The Corporation shall preserve and maintain all Material Authorizations including, without limitation, all licenses, permits, approvals and franchises necessary or desirable to carry on mining operations at the Kemess Mine in the manner and to the full extent contemplated in plans and projections disclosed to the Holder.

    4.1.4. Preservation of Mining Claims, Concessions and Leases. The Corporation shall preserve and maintain (i) all mining claims, concessions and leases necessary or desirable to carry on mining operations at the Kemess Mine in the manner and to the full extent contemplated in plans and projections disclosed to the Holder, and (ii) subject to the Materiality Threshold, all other material mining claims, concessions and leases.

    4.1.5. Compliance with Applicable Law and Contracts. The Corporation shall comply with: (i) the requirements of all Applicable Law; (ii) all obligations which, if contravened, could give rise to a Lien (other than Permitted Encumbrances) over any of its property; and (iii) all insurance policies and all contracts to which the Corporation is a party or by which it or its properties are bound, non-compliance with which would, singly or in the aggregate, have a material adverse effect upon the business, property or financial condition of the Corporation or upon its ability to perform its obligations under this Debenture or any of the other Documents;


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    4.1.6. Insurance.  The Corporation shall:

        4.1.6.1. keep its properties and assets insured with reputable insurers, in amounts not less than the replacement cost thereof and against such losses as are insured against by comparable corporations engaged in comparable businesses or which the Holder may reasonably require;

        4.1.6.2. maintain public liability insurance in such amounts and against such risks as is normally carried by comparable corporations engaged in comparable businesses or which the Holder may reasonably require;

        4.1.6.3. provide the Holder with certificates for all insurance policies; and

        4.1.6.4. provide that any loss under all such insurance policies (other than policies in respect of third party liability and business interruption insurance) in excess of Can. $500,000 shall be payable to the Holder subject only to any prior rights which may be specifically held in such proceeds by the holders of Permitted Encumbrances, provided that if the Corporation is not in default of any of its obligations under the Documents it shall be entitled to receive such loss payment directly if the entire amount thereof is (i) used to repair or replace the lost or damaged property in question or (ii) if the lost or damaged property does not in any way relate to the Kemess Mine, invested in any property or assets of the Corporation used for the purpose of exploring for or mining precious or base metals;

    4.1.7. Accounting Methods and Financial Records. The Corporation shall, and shall cause each of its Subsidiaries to, maintain a system of accounting which is established and administered in accordance with generally accepted accounting principles and keep adequate records and books of account in which accurate and complete entries shall be made in accordance with such accounting principles reflecting all transactions required to be reflected by such accounting principles;

    4.1.8. Maintenance of Mortgaged Property. The Corporation shall maintain the Mortgaged Property comprising the Kemess Mine and all other Mortgaged Property used by the Corporation from time to time in good repair, working order and condition (reasonable wear and tear excepted) and from time to time make or cause to be made all necessary and appropriate repairs, renewals, replacements, additions and improvements thereto;

    4.1.9. Payment of Taxes and Claims.  The Corporation shall:

        4.1.9.1. pay and discharge all lawful claims for labour, material and supplies;

        4.1.9.2. pay and discharge all Taxes payable by it;

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        4.1.9.3. withhold and collect all Taxes required to be withheld and collected by it and remit such Taxes to the appropriate Governmental Body at the time and in the manner required; and

        4.1.9.4. pay and discharge all obligations incidental to any trust imposed upon it by statute which, if unpaid, might become a Lien upon any of the Mortgaged Property;

    4.1.10. Inspections. The Corporation shall permit the Holder and its authorized employees, representatives and agents to (i) visit and inspect its properties during normal business hours, (ii) inspect and make extracts from and copies of its books and records, and (iii) discuss with its senior management its businesses, property, financial condition and prospects, all on a reasonable basis and frequency;

    4.1.11. Notice of Litigation and Other Matters. The Corporation shall, as soon as practicable after it shall become aware of the same, give notice to the Holder of the following events:

        4.1.11.1. the commencement or threat of a material nature of any action, proceeding, arbitration or investigation against or in any other way relating adversely to the Corporation or the Subsidiaries or any of their respective properties, assets or businesses which, if adversely determined, would singly or when aggregated with all other such actions, proceedings, arbitrations and investigations have a material adverse effect on the business, property or financial condition of the Corporation or on the ability of the Corporation to perform its obligations under this Debenture or any of the other Documents;

        4.1.11.2. any amendment of its articles, by-laws or other organizational documents;

        4.1.11.3. any actual or threatened revocation, termination, modification, amendment, substitution, issuance or other material event relating to Material Authorizations or to mining claims, concessions or leases respecting the Kemess Mine and, following any such event, the Corporation shall at the request of the Holder use its best efforts to obtain from governmental authorities or other Persons such consents, approvals, acknowledgements or other documents as the Holder may consider necessary, acting reasonably, to ensure that the Holder has valid and enforceable security on all such Material Authorizations, mining claims, concessions or leases and may avail itself of the rights and privileges of the Corporation thereunder and assign such rights and privileges should the Holder enforce its rights and remedies in respect of the Security and the other Documents;

        4.1.11.4. any development which has had or will have a material adverse effect upon its business, property or financial condition or its ability to perform its obligations under this Debenture or any of the other Documents or which should

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                                       9


reasonably be expected to be of material interest to the Holder, other than any changes in the market prices of gold or copper or changes in the Can.$/U.S.$ currency exchange rate;

        4.1.11.5. any Default or Event of Default; and


        4.1.11.6. any default or event of default, or the occurrence or non-occurrence of any event which constitutes, or which with the passage of time or giving of notice or both would constitute, a material default under any other agreement to which the Corporation or any Subsidiary is a party or by which they or any of their properties may be bound which has a material adverse effect on the business, property or financial condition of the Corporation or its ability to perform its obligations under this Debenture or any other Document;

giving in each case the details thereof and specifying the action proposed to be taken with respect thereto.

    4.1.12. Monthly Financial Statements. At the request of the Holder, the Corporation shall, as soon as practicable, deliver to the Holder the interim unaudited consolidated financial statements of the Corporation for the monthly period requested including in each case a balance sheet, statement of profit and loss and a statement of changes in financial position, together with comparative figures for the corresponding month in the previous Financial Year;

    4.1.13. Interim Financial Statements. The Corporation shall, as soon as practicable and in any event within 60 days after the end of each of the first three Financial Quarters of each Financial Year, deliver to the Holder the interim unaudited consolidated financial statements of the Corporation and, at the request of the Holder, interim unaudited unconsolidated financial statements of the Corporation and of the Subsidiaries, including in each case a balance sheet, statement of profit and loss and a statement of changes in financial position, together with comparative figures for the corresponding period in the previous Financial Year;

    4.1.14. Annual Financial Statements. The Corporation shall, as soon as practicable and in any event within 120 days after the end of each Financial Year, deliver to the Holder the annual audited consolidated financial statements of the Corporation and, at the request of the Holder, annual unaudited unconsolidated financial statements of the Corporation and of each Subsidiary including in each case a balance sheet, statement of profit and loss, a statement of changes in financial position and a statement of retained earnings, together with comparative figures for the previous Financial Year;

    4.1.15. Officers' Certificate. The Corporation shall deliver to the Holder, together with the financial statements referred to in sections 4.1.12, 4.1.13, and 4.1.14, an officers' certificate certifying (i) that such financial statements were prepared in accordance with generally accepted accounting principles (subject to normal year-end adjustments in the case of interim unaudited financial statements) and fairly present the financial condition


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                                         10

of the Corporation and the other Subsidiaries and the financial information presented therein for the period and as at the date thereof, (ii) that no Default or Event of Default has occurred hereunder or, if any Default or Event of Default has occurred, specifying the relevant particulars and the period of existence thereof and the action taken or proposed to be taken by the Corporation with respect thereto, and (iii) demonstrating in reasonable detail compliance (or, as the case may be, non-compliance) with the covenants contained in section 4.1.19;

    4.1.16. Public Information. The Corporation shall from time to time deliver to the Holder copies of all reports, financial statements, information or proxy circulars and other information sent by the Corporation to its shareholders at the same time as the Corporation sends such material to its shareholders, and the Corporation shall deliver to the Holder copies of all press releases, material change reports and similar disclosures filed by the Corporation with any securities regulatory authority or stock exchange, provided that, if any such reports or disclosures are filed on a confidential basis, then the Corporation shall not be required to deliver the same to the Holder until such time as they are no longer filed on a confidential basis;

    4.1.17. Change of Control. In the event of a Change of Control of the Corporation, the Corporation shall immediately notify the Holder thereof and the Holder may, by giving notice in writing to the Corporation within 30 days of the Holder receiving such notice of the Corporation or otherwise becoming aware of such Change of Control of the Corporation, whichever is earlier, require the Corporation to pay to the Holder within 30 days of the Holder giving such notice all principal, interest and other amounts outstanding under this Debenture and the other Documents, whether due and payable, accrued or otherwise, plus an additional amount equal to one per cent (1%) of the principal component thereof, such payment on the part of the Corporation being in satisfaction of the Corporation's indebtedness under this Debenture;

    4.1.18. Other Information. The Corporation shall furnish to the Holder, as soon as practicable following a request therefor from the Holder, such other information as the Holder may reasonably request from time to time; and

    4.1.19. Financial Covenants.  The Corporation shall ensure that:

        (a)  EBITDA shall not be less than:

            (i)   for the Financial Quarter ending March 31, 1999,
Can. $11,000,000;

            (ii) for the two Financial Quarters ending June 30, 1999, Can. $22,000,000;

            (iii) for the three Financial Quarters ending September 30, 1999, Can. $33,000,000; and


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                                         11

            (iv) following September 30, 1999, Can. $44,000,000 as at the end of each Financial Quarter and calculated in each case for the preceding 12 months; and

        (b) the EBITDA/Interest Ratio shall not be less than 1.2:1 as at March 31, 1999 (calculated for the preceding three months), June 30, 1999 (calculated for the preceding six months), September 30, 1999 (calculated for the preceding nine months), and as at the end of each subsequent Financial Quarter (calculated for the preceding twelve months).

4.2.      Holder's Right to Decline to Receive Information

Notwithstanding the obligations of the Corporation to provide the notices, documents and information referred to in sections 4.1.11, 4.1.12, 4.1.13 and 4.1.14, the Holder shall be entitled to decline to receive any or all such notices, documents and information by giving written notice thereof to the Corporation. In the event the Holder gives any such notice to the Corporation, the Corporation shall withhold the notices, documents and information expressly stated in the written notice of the Holder for such periods of time and on such terms as the Holder may direct. The Holder may at any time supplement, revoke or otherwise change its directions to the Corporation under this section 4.2 by further written notice to the Corporation. Nothing in this section 4.2 or in any written notice given by the Holder hereunder in any way reduces or otherwise affects the obligation of the Corporation to provide to the Holder the information referred to in sections 4.1.16 and 4.1.18.

4.3.      Negative Covenants

So long as this Debenture or any obligations of the Corporation under this Debenture or any other Document remain outstanding, the Corporation covenants and agrees that without the prior written consent of the Holder it shall not:

    4.3.1. Encumber Property. Create, grant, assume or suffer to exist any Lien upon any of its properties or assets other than Permitted Encumbrances.

    4.3.2. Loans and Investments. Except for (i) loans by the Corporation to its employees not at any time exceeding in the aggregate U.S. $2,250,000,
(ii) APM Transactions, and (iii) payments of up to Can. $1,325,000 made to exercise the Corporation's options to purchase shares in the capital of Asia Minerals Corp. (such shares to be pledged to the Holder pursuant to the terms hereof), make any loans to, or acquire or invest in any securities issued by, any Person other than currently existing loans to any Subsidiaries of which notice in writing has been provided to the Holder.

    4.3.3. Non-Arm's Length Transactions. Except for (i) loans by the Corporation to its employees not at any time exceeding in the aggregate U.S. $2,250,000, (ii) APM Transactions, and (iii) the acquisition by the Corporation of the Mikwam property from Highwood Resources Ltd. on the terms disclosed to the Holder in writing prior to the date

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                                         12

hereof, repay any indebtedness or liabilities owed to, transfer assets to, purchase assets from, lease property to or from, pay any monies to, guarantee Debt of, provide other financial assistance to, or otherwise enter into any transaction or agreement (other than as may be expressly contemplated by the Documents) with or in respect of any Affiliate (or any corporation which, after the transaction in question becomes effective, would become an Affiliate) or with any officer, director, employee, shareholder or other related Person of the Corporation or any Subsidiary, provided that if the Corporation is not in default of any of its obligations under this Debenture and the other Documents the Corporation may pay ordinary course compensation to officers, directors and employees consistent with past practice and additional ordinary course compensation under the Corporation's head office employee plans, in an aggregate amount not exceeding Can. $5,000,000 in any one Financial Year.

    4.3.4. Restricted Distributions. Except for APM Transactions, declare, pay or make any dividend or other distribution on any shares of the capital of the Corporation or purchase, redeem, retire, cancel or acquire (a) any shares of the capital of the Corporation or any Subsidiary (except shares acquired upon the conversion thereof into other shares of its capital) or (b) any option, warrant or other right to acquire shares of the capital of the Corporation or any Subsidiary, provided that the Corporation shall be entitled to wind-up Witteck Development Inc. and transfer to the Corporation all the property and assets of Witteck Development Inc.;

    4.3.5. Disposition of Assets. Sell, lease, consign or otherwise dispose of, or agree to sell, lease, consign or otherwise dispose of, any assets or property other than, if the Corporation is not in default of any obligations to the Holder under this Debenture or any other Document:

        (i) at any time prior to June 30, 1998, assets of the Corporation, other than assets in any way material to the Kemess Mine, sold at fair market value, provided that at least 85% of the proceeds of any such disposition are in cash and either are (a) used to prepay obligations to the Holder (in which case sections 2.4(a) and 2.4(c) shall apply or (b) within six months of receipt are invested in the Kemess Mine (if the assets sold relate in any way to the Kemess Mine) or are invested in any property or assets used for the purpose of exploring for or mining precious or base metals (if the assets sold do not relate to the Kemess Mine); and

        (ii) at any time following June 30, 1998, assets of the Corporation, other than assets in any way material to the Kemess Mine, sold at fair market value, provided that at least 85% of the proceeds of any such disposition are in cash and that 25% of all such proceeds of disposition (other than proceeds of disposition from the sale of shares of publicly traded corporations currently held by the Corporation for investment purposes) exceeding in the aggregate Can. $5,000,000 in any one Financial Year are used to prepay obligations to the Holder (in which case sections 2.4(a) or 2.4(c)

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                                       13

shall apply) while the balance of such proceeds are either (a) invested within six months of receipt in the Kemess Mine (if the assets sold relate in any way to the Kemess Mine) or in any other property or assets of the Corporation used for the purpose of exploring for or mining precious or base metals (if the assets sold do not relate to the Kemess Mine) or (b) also used to prepay obligations to the Holder (in which case sections 2.4(a) and 2.4(c) shall apply);

provided that the cumulative prepayments of principal made pursuant to this section 4.3.5 shall never exceed U.S. $4,025,000. In addition to the foregoing, and notwithstanding the Security, the Corporation may without the consent of the Holder: (a) at any time dispose of any or all of the shares of publicly traded corporations currently held by it or a Subsidiary; and (b) at any time sell the Proposed Leaseback Assets as part of an operating leaseback agreement (which, for greater certainty, shall not result in the incurrence of Debt by the Corporation); provided, in both cases, that the consideration is cash, that the transaction is with an arm's length Person and on reasonable commercial terms and that the proceeds of disposition become immediately subject to the Liens in favour of the Holder created pursuant to the Security Documents. In the event of any disposition or sale referred to in the immediately preceding sentence, the Holder will deliver such acknowledgements and discharges of the Security as the Corporation may reasonably request for the purpose of giving effect to such sale rights on the part of the Corporation.

    4.3.6. Debt. Create, incur, assume or suffer to exist, contingently or otherwise, Debt other than Permitted Debt.

    4.3.7. Repayment of Debt. Pay any principal, interest, fees or any other amounts in respect of Debt other than, if the Corporation is not in default of any obligations to the Holder under this Debenture or any other Document:

        (i) payments of interest on the Subordinated Notes ordinarily due and payable in accordance with the terms and conditions contained in the Subordinated Note Trust Indenture ; and

        (ii) other amounts ordinarily due and payable in respect of Permitted Debt provided that such payments shall not be inconsistent with the terms and conditions of applicable documents provided to the Holder prior to December 31, 1997.

    4.3.8. Guarantees. Other than as may constitute Permitted Debt, guarantee, give financial assistance to or render itself liable in any manner whatsoever, directly or indirectly, conditionally or otherwise for any Debt or obligation whatsoever of a third party.

    4.3.9. Amalgamations, etc. Enter into any transaction (including by way of reorganization, consolidation, amalgamation, merger, reconstruction, liquidation, transfer, sale, lease or otherwise) whereby all or any material portion or significant operating division of the undertaking, property and assets of the Corporation would become the property of any other Person or, in the case of any such amalgamation, of the continuing corporation resulting therefrom.

    4.3.10. Change in Business. (i) Enter into any contract, agreement or commitment out of the ordinary course of business or (ii) acquire or establish any business unrelated to the current business of the Corporation or (iii) make any material change in, or terminate or suspend (other than in the ordinary course of operations) any material part of, the construction, development and operation of the Kemess Mine.

    4.3.11. Pricing, Hedging Protection. Enter into any hedging or related arrangements (including, without limitation, forward sale contracts, options, currency swap agreements, interest swap agreements, and similar arrangements) which provide for (i) the granting of any Lien against the property, assets and undertaking of the Corporation other than Permitted Encumbrances or (ii) production advances or any other disposition of any property, assets or undertaking of the Corporation in consideration for advance or accelerated payment or other manner of prepayment or payment not contemporaneous with delivery, other than the one-time sale of not more than U.S. $5,000,000 of copper concentrate pursuant to the existing agreement previously delivered to the Holder.

4.4.      Environmental Matters

    4.4.1. The Corporation shall establish and maintain, and shall cause each of the Subsidiaries to establish and maintain, a system to assure and monitor continued compliance with all Applicable Laws relating to the environment, which system shall include periodic reviews of such compliance.

    4.4.2. Subject to the Materiality Threshold, if the Corporation or any Subsidiary (a) receives written notice that any violation of any Applicable Law relating to the environment may have been committed or is about to be committed by it, (b) receives written notice that any administrative or judicial complaint or order has been filed or is about to be filed against it alleging violations of any Applicable Law relating to the environment or requiring it to take any action in connection with the release of Hazardous Substances into the environment, or (c) receives any written notice from a Governmental Body or other Person alleging that it may be liable or responsible for costs associated with a response to or clean-up of a release of a Hazardous Substance into the environment or any damages caused thereby, the Corporation or Subsidiary, as the case may be, shall provide the Holder with a copy of such notice within ten days of receipt thereof. Subject to the Materiality Threshold, the Corporation or Subsidiary, as the case may be, shall also provide to the Holder, as soon as practicable after it becomes available, a copy of any environmental site assessment or audit report required to be submitted to any Governmental Body.

    4.4.3. The Corporation shall indemnify the Holder and its officers, directors, employees, agents and shareholders, and shall hold each of them harmless, from and against any and all losses, liabilities, damages, costs, expenses and claims (including legal fees on a solicitor and his own client basis) suffered or incurred by such party in respect of (a) any violation by the Corporation or any Subsidiary of Applicable Law related to the environment including the assertion of any Lien thereunder, (b) the presence of any Hazardous Substance affecting the Mortgaged Property or any adjacent real estate, or (c) the release of any Hazardous Substance by the Corporation or any Subsidiary into the environment, provided that the foregoing indemnity shall not apply in connection with any negligence, willful misconduct or violation of any Applicable Law relating to the environment affecting the Mortgaged Property by the Holder or its agents after taking possession of the Mortgaged Property. The Corporation's obligations and indemnification under this section shall survive the satisfaction and release of the Security Documents and the repayment of this Debenture. The Holder shall hold the benefit of this indemnity in trust for those indemnified parties who are not parties to this Debenture.

                                    ARTICLE 5.
                             DEFAULT AND ACCELERATION

5.1.      Events of Default

The occurrence of any of the following events shall constitute an Event of
Default:

    (a) if the Corporation defaults in payment of all or any part of the principal of this Debenture when due;

    (b) if the Corporation defaults in payment of any interest or any other amount due hereunder;

    (c) if the Corporation defaults in observing or performing any other covenant or condition of this Debenture, the Purchase Agreement, the Security Documents or any other Document on its part to be observed or performed, and, if the default in question is one which is reasonably capable of being cured or remedied, such default continues for a period of 20 days after notice has been given to the Corporation by the Holder specifying such default and requiring the Corporation to rectify the same or cause to be rectified the same;

    (d) if any representation and warranty made by the Corporation in any Document is found to be false or incorrect in any material respect;

    (e) if an order is made or an effective resolution is passed for the winding-up or liquidation of the Corporation, or in the event of any other dissolution of the Corporation by operation of law;

    (f) if the Corporation defaults in any way in the performance of any obligations to any holders of (i) Subordinated Notes or (ii) any of the Permitted Encumbrances referred to in clauses (b) and (c) of the definition of Permitted Encumbrances or
(iii) the Other Senior Secured Debentures; or if any such holder asserts any claim or takes any proceeding against the Corporation and such claim or proceeding is not being contested in good faith by all appropriate actions or, if proceedings are commenced against the Corporation, the rights of such holders are at any time unstayed or undismissed;

    (g) if the Corporation shall generally not pay its debts as such debts become due, or shall admit its inability to pay its debts generally as they become due or otherwise acknowledge its insolvency, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by the Corporation seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, or a proposal is made by the Corporation under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, including without limitation any such proceeding under the Companies' Creditors Arrangement Act (Canada); or the Corporation shall take any action to consider, approve or authorize any of the actions set forth above;

    (h) if any proceeding shall be instituted against the Corporation seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, or a proposal is made against the Corporation under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, including without limitation any such proceeding under the Companies' Creditors Arrangement Act (Canada), and such proceeding is at any time not being contested in good faith by all appropriate proceedings or, if so contested, remains outstanding, undismissed and unstayed, more than 30 days from the institution of such proceeding;

    (i) if any execution, distress or other enforcement process, whether by court order or otherwise, becomes enforceable against any property of the Corporation or any judgment or order for the payment of money in excess of Can. $1,000,000 shall be rendered against the Corporation and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

    (j) if any event or proceeding is taken with respect to any part of the Mortgaged Property in any jurisdiction outside Canada which has an effect equivalent or similar to any of the events described in sections 5.1(e), 5.1(g) or 5.1(h); or

    (k) if the Corporation fails to make to any Person when due any payment (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise, but excluding trade payables incurred in the ordinary course of business which are not overdue by 90 days or more or are being contested in good faith by all appropriate proceedings promptly instituted and diligently conducted by the Corporation) in respect of indebtedness which exceeds individually Can. $1,000,000 or in the aggregate Can. $3,000,000 (in the case of indebtedness to holders of Permitted Encumbrances not referred to in section 5.1(f)) and individually Can. $3,000,000 or in the aggregate Can. $5,000,000 (in any other case); or any other event shall occur or condition shall exist specified in any agreement or instrument relating to any such indebtedness or liability of the Corporation if the effect of such event or condition is to accelerate, or to permit the acceleration of the maturity of such indebtedness or liability of the Corporation; or any such indebtedness or liability of the Corporation which is outstanding shall be declared to be due and payable prior to the stated maturity thereof.

5.2.      Acceleration on Default

Upon the occurrence of an Event of Default, the Holder may, in its discretion:

    (a) declare the principal amount of this Debenture then outstanding, all accrued and unpaid interest hereunder and any other moneys payable hereunder to be immediately due and payable by the Corporation to the Holder; and

    (b) realize upon all or any part of the Security constituted by the Security Documents; and

    (c) take such actions and commence such proceedings as may be contemplated by the Documents or permitted at law or in equity (whether or not provided for herein or in the Security Documents or other Documents) at such times and in such manner as the Holder in its sole discretion may consider expedient;

all without, except as may be required by Applicable Law, any additional notice, presentment, demand, protest, notice of protest, dishonour or any other action.

5.3.      Remedies Cumulative

No remedy conferred upon or reserved to the Holder herein or in the Security Documents or any other Document is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing by law or by statute.

5.4.      Debenture Not Required

All rights of action under the Security Documents or hereunder may be enforced by the Holder without the possession of the Debenture or the production thereof on the trial or other proceedings relating thereto.

                                  ARTICLE 6.
                                MISCELLANEOUS

6.1.      Notice

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any such notice or other communication, if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or, if delivered by hand, shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address shall also be governed by this section. Notices and other communications shall be addressed as follows:

     (a)  if to the Corporation:

          Royal Oak Mines Inc.

          c/o Royal Oak Mines (U.S.A.) Inc.
          5501 Lakeview Drive
          Kirkland, Washington
          U.S.A.  98033

          Attention:               President
          Facsimile Number:        (425) 822-3349
          with a copy to:

          Lang Michener

          BCE Place, Box 747
          2500 - 181 Bay Street
          Toronto, Ontario
          M5J 2T7

          Attention:               William Sheridan and David Thring
          Facsimile No.:           (416) 365-1719

    (b)   if to the Holder:

          Goldman, Sachs

          85 Broad Street
          28th Floor
          10004
          New York, N.Y.

          Attention:          Jonathan Kolatch
          Facsimile No.:      (212) 357-0922

          with a copy to:

          Tory Tory DesLauriers & Binnington
          Suite 3000, Aetna Tower
          Toronto-Dominion Centre
          Toronto, Ontario
          M5K 1N2

          Attention:          Tony DeMarinis and Bradley P. Martin
          Facsimile No.:      (416) 856-7380

6.2.      Assignment

The Corporation may not assign this Debenture. This Debenture and the Holder's rights hereunder may be assigned at any time by the Holder in whole or in part (including, without limitation, by the grant or conveyance of participations in its interests hereunder), together with, at its discretion, its corresponding rights in any or all of the Security Documents and other Documents. Upon an assignment pursuant to this section, the Corporation shall, at the request of the assignee, issue a replacement Debenture registered in the name of the assignee (and, in the case of a partial assignment, shall also issue a replacement Debenture to the Holder in respect of the principal balance held by it), upon surrender and cancellation of the existing Debenture, and shall also, at the Holder's request, execute and deliver new Security Documents and other Documents to and in favour of the assignee. The Corporation shall also, and shall cause the Subsidiaries to, execute and deliver such other agreements, documents and instruments as the Holder or the assignee may request in connection with such assignment. The Holder may provide to any proposed assignee or participant such information concerning the financial position and the operations of the Corporation and its Subsidiaries as, in the opinion of the Holder, may be relevant or useful in connection with this Debenture or any other Document or any portion thereof proposed to be acquired by such assignee or participant. Notwithstanding anything else in this section 6.2, if the Corporation is not in default of any of its obligations under the Documents the Holder shall not be entitled to assign this Debenture to any corporation whose principal business is the exploration for or mining of precious or base metals. Any assignment hereunder shall be subject to the assignee acknowledging and confirming that it is bound by the terms and conditions of the Intercreditor Agreement dated December 31, 1997 made between DDJ Canadian High Yield Fund, Goldman Sachs & Co., Mellon Bank, N.A. solely in its capacity as trustee for General Motors Employees Domestic Group Pension Trust and the Corporation, as it may be amended, supplemented or restated from time to time.

6.3.      Exchange of Information

The Holder may provide to any proposed assignee or participant such information concerning the financial position and the operations of the Corporation and its Subsidiaries as, in the opinion of the Holder, may be relevant or useful in connection with this Debenture or any other Document or any portion thereof proposed to be acquired by such assignee or participant.

6.4.      Reliance and Non-Merger

All covenants, agreements, representations and warranties of the Corporation made herein or in any other Document or in any certificate or other document signed by any of its directors or officers and delivered by or on behalf of either of them pursuant hereto or thereto are material, shall be deemed to have been relied upon by the Holder notwithstanding any investigation heretofore or hereafter made by the Holder or the Holder's Counsel or any employee or other representative of the Holder and shall survive the execution and delivery of this Debenture and the other Documents until the Corporation shall have satisfied and performed all of its obligations thereunder.

6.5.      Amendment, Waiver

No amendment or waiver of this Debenture shall be binding unless executed in writing by the Corporation if it is to be bound thereby, or by the Holder if the Holder is to be bound thereby (any such amendment or waiver to be contemporaneously made in respect of the Debenture). No waiver of any provision of this Debenture will constitute a waiver of any other provision nor will any waiver of any provision of this Debenture constitute a continuing waiver unless otherwise expressly provided.

6.6.      No Set-Off by the Corporation

The amounts payable by the Corporation under this Debenture or any other Document shall not be subject to any deduction, withholding, set-off or counterclaim by the Corporation for any reason whatsoever.

6.7.      Employment of Experts

The Holder may, at any time and from time to time, retain and employ legal counsel, independent accountants, consultants and other experts in order to perform or assist it in the performance of its rights and powers under this Debenture or the other Documents, and the Corporation shall pay to the Holder on demand all proper and reasonable compensation paid or payable to such counsel, accountant, consultant or other expert retained or employed pursuant to this provision, provided that if the Corporation is not in default of its obligations under any of the Documents the Corporation shall not be obligated to pay to the Holder pursuant to this section 6.7 more than Can. $25,000 in any one Financial Year.

6.8.      Further Assurances

Whether before or after the happening of an Event of Default, the Corporation shall at its own expense do, make, execute or deliver, or cause to be done, made, executed or delivered by its Subsidiaries or other Persons, all such further acts, documents and things in connection with this Debenture and the other Documents as the Holder may reasonably require from time to time for the purpose of giving effect to the Documents including, without limitation, for the purpose of facilitating the enforcement of the Security, all immediately upon the request of the Holder.

6.9.      Governing Law

This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.10.     Payment of Costs and Expenses

The Corporation shall pay to the Holder on demand all costs and expenses of the Holder, its agents, officers and employees, and any receiver or receiver-manager appointed by the Holder or by a court, in connection with this Debenture, the Security Documents and the other Documents including, without limitation:

    6.10.1. the preparation, execution, filing and registration of the Debenture, the Security Documents, and the other Documents (including, without limitation, any Security Documents and other Documents to be delivered following the Closing Date pursuant to Article 3 hereto) and any actual or proposed amendment or modification hereof or thereof or any waiver hereunder or thereunder and all instruments supplemental or ancillary thereto;

    6.10.2. obtaining advice as to the Holder's rights and responsibilities under this Debenture, the Security Documents and the other Documents at any time after an Event of Default; and

    6.10.3. the defence, establishment, protection or enforcement of any of the rights or remedies of the Holder under this Debenture, any of the Security Documents or any other Documents including, without limitation, all costs and expenses of establishing the validity and enforceability of, or of collection of amounts owing under, this Debenture, any of the Security Documents or any other Documents or of any enforcement of the Security, and all of the fees, expenses and disbursements of any advisors to the Holder including, Counsel to the Holder on a solicitor and his own client basis, incurred in connection therewith, and including all sales or value-added taxes payable by the Holder (whether refundable or not) on all such costs and expenses.

6.11.     Payment Agreements for Debenture

Notwithstanding anything contained herein, the Corporation may enter into an agreement with the Holder providing for the payment to such Holder of the principal of and interest on this Debenture at a place and in a manner other than the place and manner specified herein as the place and manner for such payment. Any payment of the principal of and interest on this Debenture at such other place and in such other manner pursuant to such agreement shall, notwithstanding any other provision of this Debenture, be valid and binding on the Corporation and the Holder.

6.12.     Entire Agreement

The Documents constitute the entire agreement between the parties hereto pertaining to the matters therein set forth and supersede and replace any prior understandings or arrangements pertaining to such matters. There are no warranties, representations or agreements between the parties in connection with such matters except as specifically set forth or referred to in the Documents.

IN WITNESS WHEREOF the Corporation has executed this Debenture on the date first above written.

                              ROYAL OAK MINES INC.



                              By:
                                  ---------------------------------------
                              Name:
                              Title:

          Dated as of December 31, 1997

                                SCHEDULE A

                                Definitions

"Affiliate" has the meaning ascribed thereto in the Business Corporations Act (Ontario) and includes, for greater certainty, all Subsidiaries; "APM Transactions" means ordinary course transactions between the Corporation and Arctic Precious Metals, Inc. in accordance with past practice and generally as described in Schedule B provided, however that such transactions shall not in any one Financial Year involve transactions of the kind referred to in sections 4.3.2, 4.3.3 and 4.3.4 aggregating more than Can. $13,500,000 and provided further that following the occurrence of a Default such transactions may relate only to payment by the Corporation for essential administrative services provided to it by Arctic Precious Metals, Inc.;

"Applicable Law" means, in respect of any Person, property, transaction or event, all applicable laws, statutes, rules, by-laws and regulations, and all applicable official written directives, orders, judgments and decrees of Governmental Bodies;

"Business Day" means any day, other than Saturday, Sunday or any statutory holiday in Toronto, Canada;

"Capital Expenditures" means, for any period, those expenditures of the Corporation (on a consolidated basis) which would, in accordance with generally accepted accounting principles, be considered expenditures for capital assets of the Corporation (on a consolidated basis) for such period;

"Capital Lease Obligations" of the Corporation means the obligations of the Corporation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet under generally accepted accounting principles and, for purposes of this Debenture, the amount of such obligations shall in each case be the capitalized amount thereof, determined in accordance with generally accepted accounting principles;

"Change of Control of the Corporation" means if any Person acquires or becomes the beneficial owner of, or a combination of Persons acting jointly acquire or become the beneficial owners of, directly or indirectly, more than 35% of the common shares of the Corporation or any shares of the Corporation which in the aggregate represent 35% of the voting shares of the Corporation, whether through the acquisition of previously issued and outstanding shares, or of shares that have not been previously issued, or any combination thereof, or any other transaction having a similar effect;

"Confidentiality Agreement" means the Confidentiality Agreement dated December 15, 1997 between the Corporation and the Holder;

"Counsel" means a barrister or solicitor or firm of barristers and solicitors retained by the Holder or retained by the Corporation and acceptable to the Holder acting reasonably;

"Debenture" means this Senior Secured Debenture of the Corporation as it may be amended, modified, restated or replaced from time to time;

"Debt" of any Person means all indebtedness including, without limitation (i) all indebtedness of such Person for and in respect of borrowed money, including obligations with respect to bankers' acceptances, letters of credit and letters of guarantee; (ii) all indebtedness of such Person for the deferred purchase price of property or services represented by a note or other evidence of indebtedness or other security; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under leases which, in accordance with generally accepted accounting principles (or accounting principles generally accepted in the jurisdiction of incorporation or organization of such Person), are recorded as capital leases, in respect of which such Person is liable as lessee; and
(v) all Debt Guaranteed by such Person;

"Debt Guaranteed" by any Person means Debt of the kinds referred to in (i) through (iv) of the definition of Debt which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) with the creditor to purchase or otherwise acquire or assume, or in respect of which such Person has otherwise assured a credit against loss by means of an indemnity, security or bond;

"Default" means any event which, but for the lapse of time, giving of notice or both, would constitute an Event of Default;

"Documents" means, collectively, the Debenture, the Purchase Agreement, the Security Documents, the Confidentiality Agreement and any other document delivered to the Holder by the Corporation or any Subsidiary pursuant to or in connection therewith;

"EBITDA" means, for any period, Net Income for such period, plus (i) consolidated interest expense of the Corporation and its Subsidiaries for such period, plus (ii) provision for income taxes of the Corporation and its Subsidiaries for such period, plus (iii) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash charges (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Corporation and its Subsidiaries to the extent that such depreciation, amortization and other non-cash charges were deducted in computing Net Income for such period, minus (iv) non-cash items increasing consolidated revenues of the Corporation and its Subsidiaries in determining Net Income for such period, in each case on a consolidated basis and determined in accordance with generally accepted accounting principles; provided that the following shall not be included in the calculation of EBITDA as either a charge or revenue: (a) non-cash changes in the carrying value of the Subordinated Notes and other Debt which is not denominated in Canadian dollars and is translated to Canadian dollars at the balance sheet date; and (b) non-cash changes resulting from the marking to market of foreign currency and commodity contracts; and provided further that premiums paid or received on options, warrants or similar instruments shall be recognized, for the purposes of EBITDA, as expenses or revenue, as the case may be, only on the date on which the option, warrant or other instrument in question expires, matures, is exercised or otherwise terminates;

"EBITDA/Interest Ratio" means, for any period, the quotient obtained when the EBITDA for such period is divided by the Total Interest Expense of the Corporation for such period;

"Eligible Capital Lease Obligations and Purchase Money Security Interests" means (a) Capital Lease Obligations and Purchase Money Security Interests existing as at December 31, 1997 or any renewals or replacements thereof on materially the same terms and in amounts not materially exceeding those existing as at December 31, 1997; and (b) Capital Lease Obligations and Purchase Money Security Interests incurred following December 31, 1997 if the claims of the lessor or creditor thereunder are limited to recovery or repossession of the leased or financed property in question and if such leased or financed property is newly acquired by the Corporation;

"Event of Default" has the meaning attributed to such term in section 5.1;

"Excluded Assets" means the Windy Craggy Property;

"Existing Encumbrances" means the Liens specifically described in Schedule C;

"Financial Quarter" means, in relation to the Corporation or any Subsidiary, the four periods each consisting of three months in each Financial Year of the Corporation or such Subsidiary ending on the last day of each of the third, sixth, ninth and twelfth months in such Financial Year;

"Financial Year" means, in relation to the Corporation or any Subsidiary, the period beginning on January 1 and ending on December 31 of each calendar year;

"Fixed Charge Coverage Ratio" means the EBITDA/Interest Ratio for the four Financial Quarters ending on or prior to the date of the transaction or event giving rise to the need to calculate the Fixed Charge Coverage Ratio, calculated after giving effect on a pro forma basis to such transaction or event;

"generally accepted accounting principles" means the accounting principles so described and promulgated by the Canadian Institute of Chartered Accountants from time to time;

"Governmental Body" means any government, parliament, legislature, or any regulatory authority, agency, commission or board of any government, parliament or legislature, or any court or (without limitation to the foregoing) any other law, regulation or rule-making entity (including, without limitation, any central bank, fiscal or monetary authority or authority regulating banks), having jurisdiction in the relevant circumstances, or any Person acting under the authority of any of the foregoing (including, without limitation, any arbitrator);

"Hazardous Substance" includes but is not limited to any contaminants, pollutants, dangerous substances, liquid wastes, industrial wastes, toxic substances, hazardous wastes, hazardous materials of whatsoever nature or kind or any other hazardous substance within the meaning of any Applicable Law;

"Holder" means Goldman, Sachs & Co. and its successors and permitted assigns;

"Interest Payment Date" means each day on which interest is payable hereunder pursuant to section 2.1;

"Interest Rate" means U.S. Six Month Libor Rate plus 5.00% per annum for the period from December 31, 1997 to and including January 9, 2001 and U.S. Six Month Libor Rate plus 6.50% per annum for the period from January 10, 2001 to and including the Maturity Date;

"Kemess Mine" means all present and future property and assets comprising or relating to what is generally referred to as the Kemess South Mine and the Kemess North property in British Columbia, Canada including, without limitation, all mineral claims and leases referred to in Schedule D, all buildings, equipment, fixtures and other property and assets owned or leased by the Corporation (or in which the Corporation otherwise has an interest) situated or used at the Kemess Mine sites, all operations, exploration and other activities carried on at such sites and all permits, authorizations, licences and similar approvals relating thereto;

"Lien" means any mortgage, lien, pledge, assignment, charge, security interest, lease intended as security, title retention agreement, rights reserved in any Governmental Body, registered lease of real property, hypothec, levy, execution, seizure, attachment, garnishment or other similar encumbrance and includes any contractual restriction which, if contravened, may give rise to an encumbrance;

"Material Authorization" means, with respect to the Corporation or any Subsidiary, any approval, permit, licence or similar authorization from, and any filing or registration with, any Governmental Body required by such Person to own its property and assets or to carry on its business in each jurisdiction in which it does so or is contemplated to do so, where the failure to have such approval, permit, licence, authorization, filing or registration would have a material adverse effect upon its business, financial condition or prospects;

"Maturity Date" means January 20, 2003 or such earlier day as the principal amount of this Debenture is due and payable in full in accordance with the terms hereof;

"Materiality Threshold" means that the representation, warranty, covenant or other obligation in question shall apply only to subject matter which individually or in the aggregate is or should reasonably be expected to be material to:

    (i) the business, property or affairs of the Corporation taken as a whole;

    (ii) the construction, ownership, operation or scheduled April 1998 start-up date of the Kemess Mine; or

    (iii) the Holder, in its capacity as a secured creditor of the Corporation under the Documents;

"Mortgaged Property" means all of the property, assets and undertaking of the Corporation of every nature and kind, both present and future, real and personal, tangible and intangible, other than Excluded Assets, including without limitation all proceeds of disposition of any such property, assets and undertaking;

"Net Income" means, for any period, the aggregate of the net income of the Corporation and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles (for greater certainty, after taxes), but excluding therefrom (i) extraordinary items,
(ii) any gains or losses from the sale of any assets (other than inventory sold in the ordinary course of business) of the Corporation or its Subsidiaries, (iii) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that net income is not permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its shareholders, or is not permitted without prior governmental approval (that has not been obtained), and (iv) the income or loss from any entity in which the Corporation's or its Subsidiary's, as applicable, investment is classified pursuant to generally accepted accounting principles as a minority interest. "Other Senior Secured Debentures" means, collectively, the Senior Secured Debenture dated December 31, 1997 in the principal amount of Can. $19,500,000 issued by the Corporation to DDJ Canadian High Yield Fund and the Senior Secured Debenture dated December 31, 1997 in the principal amount of U.S. $14,600,000 issued by the Corporation to Mellon Bank, solely in its capacity as trustee for General Motors Employees Domestic Group Pension Trust;

"Permitted Additional Working Capital Facility" has the meaning given to it in paragraph (iii) of the definition of Permitted Debt;

"Permitted Debt" means, collectively, the indebtedness pursuant to the Debenture and the Other Senior Secured Debentures and:

    (i)   indebtedness of the Corporation under the Subordinated Notes;

    (ii) indebtedness of the Corporation which, pursuant to agreements and confirmations delivered by the applicable creditor to and in favour of the Corporation and the Holder in form and content satisfactory to the Holder, is fully subordinated and postponed to the obligations of the Corporation to the Holder under the Debenture and the other Documents, provided that at the time any or all such indebtedness is incurred or reincurred the Corporation is not in default of any of its obligations under the Documents and that the Fixed Charge Coverage Ratio is not less than 2.0:1.0, for the period prior to December 31, 1998, and 2.5:1.0 thereafter;

    (iii) indebtedness of the Corporation under an additional working capital facility (the "Permitted Additional Working Capital Facility") in an aggregate amount not exceeding U.S. $12,500,000 which, pursuant to agreements and confirmations delivered by the applicable creditor to and in favour of the Corporation and the Holder in form and content satisfactory to the Holder, ranks in priority of payment pari passu with the obligations of the Corporation to the Holder under the Debenture and the other Documents, provided that at the time any or all such indebtedness is incurred or reincurred the Corporation is not in default of any of its obligations under the Documents and that the Fixed Charge Coverage Ratio is not less than 2.0:1.0, for the period prior to December 31, 1998, and 2.5:1.0 thereafter;

    (iv) indebtedness of the Corporation to Persons under interest swap, currency swap, commodity agreements and similar hedging agreements in an aggregate amount not at any time exceeding U.S. $50,000,000 (the "Permitted Hedging Indebtedness");

    (v) Debt under or secured by Eligible Capital Lease Obligations and Purchase Money Security Interests, not at any time exceeding in the aggregate Can.. $30,000,000;

    (vi) indebtedness of the Corporation to Arctic Precious Metals, Inc. in respect of APM Transactions not at any time exceeding Can. $1,000,000 in the aggregate; and

    (vii) Debt by way of trade payables or the endorsement of negotiable instruments incurred or created in the ordinary course of business for the purpose of carrying on same.

"Permitted Encumbrances" means Liens granted to secure indebtedness under this Debenture and under the Other Senior Secured Debentures and:

    (a) the Existing Encumbrances and extensions, renewals or refinancings thereof on materially the same terms and in amounts not materially exceeding those existing at December 31, 1997;

    (b) Liens on the Mortgaged Property granted by the Corporation to holders of Permitted Hedging Indebtedness to secure the Corporation's obligations in respect of Permitted Hedging Indebtedness, provided that each such holder delivers to and in favour of the Corporation and the Holder a full subordination and postponement of rights agreement, in form and content satisfactory to the Holder, providing for, among other things, the postponement of all of such holder's rights and remedies in respect of such Liens until such time as all of the obligations of the Corporation to the Holder are satisfied in full;

    (c) Liens to a lender on the property, assets and undertaking of the Corporation granted by the Corporation to secure the Corporation's obligations under the Permitted Additional Working Capital Facility, provided always that the Fixed Charge Coverage Ratio requirements set out in paragraph
(iii) of the definition of "Permitted Debt" herein are complied with and that the agreement of such lender to rank pari passu in priority of payment also referred to in such paragraph (iii) of the definition of "Permitted Debt" herein remains in full force and effect, unchallenged;

    (d) cash collateral accounts for the letters of credit specifically described in Schedule E and extensions, renewals or refinancings thereof on materially the same terms and in amounts not materially exceeding those existing at December 31, 1997;

    (e) Liens for taxes, assessments or governmental charges incurred in the ordinary course of business that are not yet due and payable (taking into account any relevant grace periods), in respect of which the Corporation or a Subsidiary, as the case may be, has established on its books reserves to the extent required by generally accepted accounting principles considered by it and its auditors to be adequate therefor;

    (f) rights reserved to or vested in any Governmental Body by the terms of any lease, licence, franchise, grant or permit, or by any statutory provision, to terminate the same, to take action which results in an expropriation, to designate a purchaser of any Mortgaged Property or to require annual or other payments as a condition to the continuance thereof;

    (g) construction, contractors', mechanics', carriers', warehousemen's, suppliers' and materialmen's Liens and Liens in respect of vacation pay, workers' compensation, unemployment insurance or similar statutory obligations, provided the obligations secured by such Liens are not yet due and payable and, in the case of construction Liens, which have not yet been filed or for which the Corporation or a Subsidiary has not received written notice of a Lien, provided that in any case the Corporation may permit to exist construction Liens (in addition to those included in the definition of Existing Encumbrances) which do not individually or in the aggregate relate to indebtedness exceeding Can. $5,000,000 and which the Corporation is contesting in good faith by all appropriate proceedings promptly instituted and diligently conducted;

    (h) zoning restrictions, easements, rights of way, leases or other similar encumbrances or privileges in respect of real property which in the aggregate do not materially impair the use of such property by the Corporation or a Subsidiary in the operation of its business;

    (i) Liens in connection with any Eligible Capital Lease Obligations and Purchase Money Security Interests in respect of Debt not at any time exceeding in the aggregate Can. $30,000,000;

    (j) security given by the Corporation or a Subsidiary to a public utility or any Governmental Body, when required by such utility or Governmental Body in connection with the operations of the Corporation or Subsidiary in the ordinary course of its business, which singly or in the aggregate do not materially detract from the value of the asset concerned or materially impair its use in the operation of the business of the Corporation or Subsidiary;

    (k) the reservation in any original grants from the Crown of any land or interest therein and statutory exceptions to title;

    (l) title defects or irregularities which are of a minor nature and which do not materially detract from the value of the assets of the Corporation or its Subsidiaries encumbered thereby; and

    (m) any other Lien which the Holder approves in writing as a Permitted Encumbrance;

"Permitted Hedging Indebtedness" has the meaning given to it in paragraph
(iv) of the definition of Permitted Debt;

"Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, government or governmental authority or entity, however designated or constituted;

"Prepayment Amount" means the principal amount of this Debenture which the Corporation proposes to prepay under section 2.4 plus, if the prepayment is to be made at any time prior to January 20, 2002, one per cent (1%) of such principal amount;

"Proposed Leaseback Assets" means one P & H model 2800 x PB Electric Mining Shovel and one P & H model 100 x P Rotary Blast Hole Drill;

"Purchase Agreement" means the Securities Purchase Agreement dated December 31, 1997 entered into by the Holder and the Corporation in respect of, inter alia, the purchase of the Debenture;

"Purchase Money Security Interest" means any Lien given, assumed or arising by operation of law, including capital leases, to provide or secure, or to provide the obligor with funds to pay, the whole or any part of the consideration for the acquisition of property where the principal amount of the obligation secured by such Lien (i) is not in excess of the cost to the obligor of the property encumbered thereby and (ii) is secured only by the property being acquired by the obligor, and includes the renewal or refinancing of any such Lien upon the same property provided that the indebtedness secured and the security therefor are not increased thereby;

"Security" means the Liens created by the Security Documents; "Security Documents" means, collectively, the agreements, instruments and documents delivered from time to time (both before and after the date of this Debenture) to the Holder by the Corporation for the purpose of creating, perfecting, preserving or protecting the security of the Holder in respect of the Debenture and in respect of amounts outstanding thereunder (including, without limitation, the documents referred to in Article 3);

"Subordinated Notes" means the outstanding 11% Senior Subordinated Notes of the Corporation due 2006 in the aggregate principal amount of U.S. $175,000,000;

"Subordinated Note Trust Indenture" means the Trust Indenture dated as of August 12, 1996 among the Corporation, Kemess Mines Inc. and Mellon Bank, F.S.B. relating to the Subordinated Notes;

"Subsidiaries" means all of the corporations listed on Schedule F and any other corporation or limited liability company which is or hereafter becomes directly or indirectly controlled by the Corporation, and for the purposes of this definition, the Corporation shall be deemed to control a corporation if the Corporation beneficially owns, directly or indirectly, shares to which are attached more than 50% of the voting rights ordinarily exercisable at meetings of shareholders of such corporation, and the Corporation shall be deemed to own beneficially shares beneficially owned by a corporation controlled by it, and so on indefinitely, and the Corporation shall be deemed to control a limited liability company where it owns more than 50% of the equity interests in such limited liability company;

"Taxes" means all taxes of any kind or nature whatsoever including, without limitation, income taxes, sales or value-added taxes, levies, stamp taxes, royalties, duties, and all fees, deductions, compulsory loans and withholdings imposed, levied, collected, withheld or assessed as of the date hereof or at any time in the future, by any Governmental Body of or within Canada or any other jurisdiction whatsoever having power to tax, together with penalties, fines, additions to tax and interest thereon;

"this Debenture" and "the Debenture" refer to this Debenture and, unless otherwise expressly provided, not to any particular Article, section, subsection, paragraph, clause, subdivision or other portion hereof, and includes any and every instrument supplemental or ancillary hereto or in implement hereof;

"Total Interest Expense" of the Corporation for any period means the aggregate amount of:

    (i) interest (including amortization of original issue discount on any indebtedness); and

    (ii) all but the principal component of rentals in respect of Capital Lease Obligations;

all such amounts being for the Corporation and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles;

"U.S. Six Month Libor Rate" means, in respect of the period from the date hereof up to and including March 31, 1998 and thereafter for each three month period beginning on the first day of April, July, October and January of each year up to and including the Maturity Date, the rate of interest (rounded up to the nearest 1/16% and expressed as a percentage per annum on the basis of a 360 day year) at which for a six month period leading banks in the London interbank eurocurrency market will offer U.S. dollar deposits in an amount approximately equal to the principal amount outstanding under the Debenture, as quoted by Bloomberg Financial Services (or a similar service if Bloomberg Financial Services quotes are no longer available) at or about 11:00 a.m. London time on the Business Day which is two Business Days prior to the commencement of each such period; and

"Windy Craggy Property" means the mineral claims in and around Windy Craggy mountain in the Tatshenshini/Alsek region of northwestern British Columbia, more particularly described in Schedule G hereto;

                                  SCHEDULE B

MEMORANDUM

Date:      December 22, 1997

To:        David Thring

From:      Jim Wood

Subject: INTER-COMPANY TRANSACTIONS--ROYAL OAK MINES INC. ("ROYAL OAK") AND ARTIC PRECIOUS METALS, INC. ("APM")
-------------------------------------------------------------------------------

The purpose of this memo is to document how funds are transferred between Royal Oak, an Ontario company, and Royal Oak's wholly-owned subsidiary, APM, a Nevada company, doing business in Washington.

APM employs the senior officers and key employees of Royal Oak and provides management services and offices in Kirkland, Washington to Royal Oak. The services of these individuals and the other services are supplied to Royal Oak in return for a management fee equal to the monthly costs to APM plus a 3% mark-up. This management fee is the only source of revenue for APM. Naturally, the 3% mark-up on the total annual expenses of approximately $4.5 to $5 million is insufficient to provide sufficient additional cash to allow APM to make any significant investments. Examples of investments made by APM to date include purchase of the office building in Kirkland, Washington, employee housing and investment loans, Senior Employees Retirement Plan
(SERP) payments, investment and exploration of the Copperstone property in Arizona, acquisition of mining rights and further exploration in Fiji and, on a historical basis, the investment through a wholly-owned subsidiary (Oz Investments Inc.) in the shares of a third party Australian gold mining company.

The funds to carry out these latter activities have been provided to APM by Royal Oak by way of subscriptions and purchase of shares of APM as opposed to loans. APM on a periodic basis reviews the inter-company account between itself and Royal Oak and issues Royal Oak additional share capital in satisfaction of these advances.

The most significant of these advances relates to approximately $20 million (U.S.) advanced in the latter part of '96 and early '97 for the purposes of acquiring a significant position in the third party gold company. Because funds are necessary to complete the construction of the Kemess Mines project, it is the intention to liquidate these investments at the Oz Investments, Inc. level and to pass these funds back through APM and in turn to Royal Oak. In that these monies were not advanced by way of loan then the only way to return these funds from APM to Royal Oak is by share redemption.

On an ongoing basis, monies must be advanced by Royal Oak to APM from time to time in satisfaction of the management fees and to allow for further exploration of both the Cooperstone and Fiji properties. It is expected that these costs will approximate U.S.$2,000,000 in 1998.

                                            J.H.W.

JHW/re

                                   SCHEDULE C

                              EXISTING ENCUMBRANCES

                                BRITISH COLUMBIA


Kemess Mines Inc.

    (a) Unrecorded Security Interests

Unrecorded security interest in favour of Kemess South Resources Limited Partnership in certain real property of Kemess Mines Inc. pursuant to Section
7.6.1 of an agreement dated June 27, 1997 among Her Majesty the Queen in Right of the Province of British Columbia, Kemess Mines Inc. and Royal Oak Mines Inc.

    (b) PPSA Search Results (currency date December 11, 1997)


---------------------------------------------------------------------------------
   Base
Registration
    No.             Date           Secured Party          Collateral Description
---------------------------------------------------------------------------------
  6405325        May 29, 1996   The Bank of Nova Scotia   MV-96 Chevrolet 4 WHDR
                                                          V.I.N.
                                                          1GCGK24F9TZ173633
---------------------------------------------------------------------------------
  6405331        May 19, 1996   The Bank of Nova Scotia   MV-96 Chevrolet 4 WHDR
                                                          V.I.N.
                                                          1GCGK24F4TZ128308
---------------------------------------------------------------------------------
  6454671        June 25, 1996  Coast Mountain Chev Olds  MV-2-96 GMC 3/4 Ton
                                Ltd.                      4x4s
                                                          V.I.N.
                                                          1GTGK29F5TE520066
                                                          V.I.N.
                                                          1GTGK29F9TE533225
----------------------------------------------------------------------------------
  6465835        June 27, 1996  Dueck Chevrolet           MV-96 Chevrolet Pick-Up
                                Oldsmobile Cadillac Ltd   V.I.N.
                                                          1GCGK29F8TE207335
----------------------------------------------------------------------------------
  6534057        August 6, 1996 Dueck Chevrolet           MV-96 Chevrolet Pick-Up
                                Oldsmobile Cadillac Ltd   V.I.N.
                                                          1GCGK29F7TE197820
----------------------------------------------------------------------------------
  6575699        September 3,   Xerox Canada Inc.         All present and future
                 1996                                     goods (including without
                                                          limitation office
                                                          equipment) financed
                                                          by Xerox Canada Inc.
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
6585032         September 9,       Finning International Inc.  Caterpillar 375L (S/N
                1996                                           IJM00269), and all
                                                               proceeds therefrom.
----------------------------------------------------------------------------------------
6694731         November 12,       Wood Wheaton Chevrolet Geo  MV-84 Ford F250 Pick-Up
(NB: This       1996               Oldsmobile Cadillac Ltd.    V.I.N.
registration                                                   1FTHKX261XEKA48126
has expired)
-----------------------------------------------------------------------------------------
6724789         November 27,       Finning International Inc.  Caterpillar D10N Tractor
                1996                                           (S/N 3SK01099), 10U
                                                               Bulldozer and #10 Ripper
                                                               Single Shank vehicles, and
                                                               all proceeds therefrom
-----------------------------------------------------------------------------------------
6724884         November 27,       Finning International Inc.  Caterpillar 988F WH LDR
                1996                                           (S/N 2ZR00262) and
                                                               Finning 7.0 Cu Yard Rock
                                                               Bucket (S/N S04864)
                                                               vehicles, and all proceeds
                                                               therefrom.
------------------------------------------------------------------------------------------
6724977         November 27,       Finning International Inc.  Caterpillar 950F WH LDR,
                1996                                           (S/N 5SK02344) Finning
                                                               4.0 Cu Yd. Gp Penetration
                                                               Bucket (S/N E22004),
                                                               IMAC Classic Pallet Fork
                                                               (S/N E220055), and Dozer
                                                               (snow) Blade (S/N E22006)
                                                               vehicles, and all proceeds
                                                               therefrom.
--------------------------------------------------------------------------------------------
6725006         November 27,        Finning International Inc. Caterpillar 16H (S/N
                1996                                           6ZJ00137), and all proceeds
                                                               therefrom.
--------------------------------------------------------------------------------------------
6740900         December 5,         Coast Mountain Chev Olds   MV-96 Chev Truck
                1996                Ltd.                       V.I.N.
                                                               1GCGK29F7VE115829
---------------------------------------------------------------------------------------------
6740910         December 5,         Coast Mountain Chev Olds   MV-96 Chev Truck
                1996                Ltd.                       V.I.N.
                                                               1GCGK29FXVE114965
----------------------------------------------------------------------------------------------
6740924         December 5,         Coast Mountain Chev Olds   MV-96 Chev Truck
                1996                Ltd.                       V.I.N.
                                                               1GCGK29FOVE115624
----------------------------------------------------------------------------------------------
6740942         December 5,         Coast Mountain Chev Olds   MV-96 Chev Truck
                1996                Ltd.                       V.I.N.
                                                               1GCGK29F3VE115987
----------------------------------------------------------------------------------------------


                                   2


----------------------------------------------------------------------------------------
6740968   December 6,      Coast Mountain Chev Olds Ltd   MV-96 Chev Truck
          1996                                            V.I.N. IGCGK29FIVE120024
----------------------------------------------------------------------------------------
6766918   December 20,     Finning International Inc.     Caterpillar TH83
          1996                                            (S/N 3RN00634), and
                                                          all proceeds therefrom.
----------------------------------------------------------------------------------------
6775713   December 30,     Coast Mountain Chev Old Ltd    MV-97 Chev 3/4 Truck
          1996                                            V.I.N. IGCGK24F8VZ116715
----------------------------------------------------------------------------------------
6861988   February 17,     Finning International Inc.     Caterpillar TH83
          1997                                            (S/N 3RN00634), and
                                                          all proceeds therefrom.
----------------------------------------------------------------------------------------
7054630   May 30, 1997     GE Capital Vehicle and         10 x 54 Modular Unit
                           Equipment Leasing Inc.         (S/N Q15415012)
----------------------------------------------------------------------------------------
7173310   August 5, 1997   Export Development             MV
                           Corporation                    97 Letourneau L1400,
                                                          V.I.N. 2037
                                                          97 Euclid R260,
                                                          V.I.N. 401ADD75749
                                                          97 Euclid R260,
                                                          V.I.N. 401ADD75767
                                                          97 Euclid R260,
                                                          V.I.N. 401ADD75782
                                                          97 Euclid R260,
                                                          V.I.N. 401ADD75800
                                                          97 Euclid R260,
                                                          V.I.N. 401ADD75906
                                                          97 Euclid R260,
                                                          V.I.N. 401ADD75907
                                                          97 Euclid R260,
                                                          V.I.N. 401ADD75909

                                                          Intangibles of the debtor
                                                          being all right, title and
                                                          interest of the debtor in and
                                                          to the Contract (as defined)
                                                          and all proceeds therefrom.
----------------------------------------------------------------------------------------
7207511   August 25,       GE Capital Vehicle and         10 x 40 Modular Unit (S/N
          1997             Equipment Leasing Inc.         140959328)
----------------------------------------------------------------------------------------
7264359   September 25,    Wajax Industries Limited       Goods, including
          1997                                            automotive, mobile
                                                          equipment and machine parts
                                                          supplied by Wajax Industries
                                                          Limited; and all proceeds
                                                          therefrom.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
   7292792       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7293206       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7293216       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7293219       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7293221       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7293229       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7293938       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295319       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295328       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295343       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295346       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295349       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295353       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295420       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295592       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295596       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------
   7295600       October 8,    Visa Truck Rentals (1991) Ltd.   Motor Vehicle
                 1997          and Alberta Treasury Branch
----------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
 7295605   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295609   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295615   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295618   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295619   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295625   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295632   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295639   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295643   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295652   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
 7295808   October 8,     Visa Truck Rentals (1991) Ltd.     Motor Vehicle
           1997           and Alberta Treasury Branch
------------------------------------------------------------------------------------------
*7290478   October 8,     Wajax Industries Limited           Motor Vehicle (S/N 731620).
           1997                                              Amount of lien is $91,604.52
------------------------------------------------------------------------------------------


* This registration is pursuant to the Repairers Lien Act.

ROYAL OAK MINES INC.

PPSA SEARCH RESULTS (CURRENCY DATE DECEMBER 11, 1997)


------------------------------------------------------------------------------------------
   BASE
REGISTRATION
    NO.             DATE            SECURED PARTY           COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------
  4319819       November 19,        PHH Canada Inc.         Motor Vehicles,
 (NB: This      1992                                        Automotive Equipment
registration                                                and Materials-Handling
has expired)                                                Equipment leased
                                                            by the Debtor from the
                                                            secured party with all
                                                            attachments.

                                                            Proceeds: All of the
                                                            Debtor's present and
                                                            after-acquired
                                                            personal property.
------------------------------------------------------------------------------------------
  4937941       November 24,        Royal Bank of           H1066RA Tamrock Drill
                1993                Canada                  (S/N 1523) and
                                                            reconditioned Drifter.
------------------------------------------------------------------------------------------
  5023118       January 19,         Royal Bank of           MV - 53 JCI 300M LHD
                1994                Canada                  Loaders
                                                            (S/Ns: 64493, 64693,
                                                            64893, 64993, 65293)
------------------------------------------------------------------------------------------
  5095075       March 4, 1994       Imperial Oil            All Petroleum Products,
                                                            Fuels and Lubricants now
                                                            or hereafter supplied by
                                                            Imperial Oil, and the
                                                            proceeds therefrom.
------------------------------------------------------------------------------------------
  5367126       August 17,          Associates              2 Toro 501 LHD Scoop
                1994                Commercial              Trams (S/Ns 24005303,
                                    Corporation Ltd.        24005300), and all
                                                            attachments and
                                                            proceeds therefrom
------------------------------------------------------------------------------------------
    ""          July 10, 1996       Associates Leasing      Registration 6493954 is an
                                    (Canada) Ltd.           amendment to change the
                                                            name of the secured party.
------------------------------------------------------------------------------------------
    ""          July 10, 1996       Associates              Registration 6494120 is an
                                    Commerical              addition of collateral
                                    Corporation             description to include one
                                    of Canada Ltd.          Toro LHD Scoop Tram
                                                            (S/N 1587).
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
   BASE
REGISTRATION
    NO.             DATE            SECURED PARTY           COLLATERAL DESCRIPTION
------------------------------------------------------------------------------------------
  5975111       September 11,   1091064 Ontario         All ore extracted from the
                1995            Limited                 mineral claims comprised in
                                                        the property as defined in
                                                        the security agreement made
                                                        by Royal Oak Mines Inc. in
                                                        favour of 1091064 Ontario
                                                        Limited as of August 17,
                                                        1995, and all proceeds
                                                        therefrom.
------------------------------------------------------------------------------------------
  6163099       January 8,      Chrysler Credit         MV - 96 Dodge Club Cab
                1996            Canada Ltd.             4x4
                                                        V.I.N.
                                                        3B7HF13Y8TM119506
------------------------------------------------------------------------------------------
  6394990       May 17, 1996    GMAC Leaseco Limited    MV - 96 Chevrolet
                                                        V.I.N.
                                                        IGCGK29R4TE179186
------------------------------------------------------------------------------------------
  6504600       July 23, 1996   Telecom Leasing Canada  Telecommunications
                                (TLC) Limited           Equipment (Lease
                                                        #406029)
------------------------------------------------------------------------------------------
  7061560       June 4, 1997    Caterpillar Financial   MV - 97 Cat D10R (S/N
                                Services Limited        3KR00772), and 97
                                                        Cat 16H
                                                        (S/N 6ZJ00287) and
                                                        proceeds therefrom.
------------------------------------------------------------------------------------------
    ""          June 23, 1997   Caterpillar Financial   Registration 7109685
                                Services Limited        is an amendment to
                                                        add another
                                                        Caterpillar Vehicle
                                                        (97 Cat D105R S/N
                                                        3KR00757).
------------------------------------------------------------------------------------------
    ""          June 30, 1997   Caterpillar Financial   Registration 7124060
                                Services Limited        is an amendment to add
                                                        another Vehicle (Tiger
                                                        590B S/N O5A - 11309).
------------------------------------------------------------------------------------------
  7108498       June 30, 1997   Caterpillar Financial   Caterpillar vehicle
                                Limited                 (97 Cat 416C S/N 5YN01380),
                                                        and all proceeds therefrom.
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
  7171544       August 1, 1997  Export Development      MV
                                Corporation             97 Letourneau L1400.
                                                        V.I.N. 2037
                                                        97 Euclid R260, V.I.N.
                                                        401 ADD75749
                                                        97 Euclid R260, V.I.N.
                                                        401 ADD75767
                                                        97 Euclid R260, V.I.N.
                                                        401 ADD75782
                                                        97 Euclid R260, V.I.N.
                                                        401 ADD75800
                                                        97 Euclid R260, V.I.N.
                                                        401 ADD75906
                                                        97 Euclid R260, V.I.N.
                                                        401 ADD75907
                                                        97 Euclid R260, V.I.N.
                                                        401 ADD75909
------------------------------------------------------------------------------------------
                                                        Intangibles of the debtor
                                                        being all right, title and
                                                        interest of the debtor in
                                                        and to the Contract (as
                                                        defined) and all proceeds
                                                        therefrom.
------------------------------------------------------------------------------------------
  *7290478      October 8,      Wajax Industries        Motor Vehicle (Drilltek
                1997            Limited                 C40KH Drill S/N 731620)
                                                        Amount of lien is
                                                        $91,604.52.
------------------------------------------------------------------------------------------
  7313252       October 22,     Royal Bank of           Money or amounts that may
                1997            Vancouver Non-          from time to time be on
                                Negotiable              deposit in the name of the
                                Securities Centre       debtor with or owed to
                                                        debtor by the secured party
                                                        and all proceeds.
------------------------------------------------------------------------------------------
  7324259       October 29,     Commcorp Financial      Photocopy Equipment (C/N
                 1997           Services Inc.           455637), (L/N 750799).
------------------------------------------------------------------------------------------

* This registration is pursuant to the Repairers Lien Act.

                                   ONTARIO

Kemess Mines Inc.

PPSA Search Results (currency date December 28, 1997 NB: - period from December 16-28 only updated by on-line search)

The following abbreviations are used to identify collateral classifications under the Personal Property Security Act (Ontario):

     A   - Accounts (formerly known          I -  Inventory
           as "Book Debts")                  MV - includes Motor Vehicle
     CG  - Consumer Goods                    O  - Other
     E   - Equipment


  Reference
  File No.           Date         Secured Party             Collateral Description
---------------------------------------------------------------------------------------
  836980236      December 23,   Mellon Bank, N.A.,           I,E,A,O
                 1997           as trustee
---------------------------------------------------------------------------------------
  836980227      December 23,   Goldman, Sachs               I,E,A,O
                 1997
---------------------------------------------------------------------------------------
  836980218      December 23,   DDJ Capital Management, LLC  I,E,A,O
                 1997
----------------------------------------------------------------------------------------
  833122953      July 31, 1997  Export Development           E,A,O,MV
                                Corporation
                                                             Amended by Registration
                                                             Number 970821 1450 1590
                                                             7839 to add the following
                                                             motor vehicle identification
                                                             numbers:
                                                             97 Letourneau L1400,
                                                             V.I.N. 2037
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75749
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75767
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75782
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75800
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75906
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75907
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75909
----------------------------------------------------------------------------------------

Royal Oak Mines Inc.

PPSA Search Results (currency date December 28, 1997 - NB: period from December 17-28 only updated by on-line search)


---------------------------------------------------------------------------------------------
  Reference      Date               Secured Party                Collateral Description
  File No.
---------------------------------------------------------------------------------------------
 836980263    December 23,    Mellon Bank, N.A. as trustee   A,O,
              1997                                           Collateral described in pledge
                                                             agreement dated as of
                                                             December 24, 1997 by the
                                                             debtor including without
                                                             limitation, all shares of
                                                             Kemess Mines Inc. owned
                                                             by the debtor and all
                                                             dividends and all shares and
                                                             other securities that may be
                                                             paid or distributed in respect
                                                             of such shares. The debtor
                                                             may not sell, lend or
                                                             otherwise dispose of, or
                                                             create security interests in,
                                                             any such shares.
---------------------------------------------------------------------------------------------
 836980254    December 23,    Goldman, Sachs'                A.O,
              1977                                           Collateral described in pledge
                                                             agreement dated as of
                                                             December 24, 197 by the
                                                             debtor including without
                                                             limitation, all shares of
                                                             Kemess Mines Inc. owned
                                                             by the debtor and all
                                                             dividends and all shares and
                                                             other securities that may be
                                                             paid or distributed in respect
                                                             of such shares. The debtor
                                                             may not sell, lend or
                                                             otherwise dispose of, or
                                                             create security interests in,
                                                             any such shares.
---------------------------------------------------------------------------------------------
 836980245    December 23,    DDJ Capital Management, LLC    A,O,
              1997                                           Collateral described in pledge
                                                             agreement dated as of
                                                             December 24, 1997 by the
                                                             debtor including without
                                                             limitation, all shares of
                                                             Kemess Mines Inc. owned
                                                             by the debtor and all
                                                             dividends and all shares and
                                                             other securities that may be
                                                             paid or distributed in respect
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
  Reference      Date               Secured Party                Collateral Description
  File No.
---------------------------------------------------------------------------------------------
                                                             of such shares. The debtor
                                                             may not sell, lend or
                                                             otherwise dispose of or
                                                             create security interests in
                                                             any such shares.
---------------------------------------------------------------------------------------------
 836980209       December 23,   Mellon Bank, N.A.,           I,E,A,O
                 1997           as trustee
---------------------------------------------------------------------------------------------
 836980191       December 23,   Goldman, Sachs               I,E,A,O
                 1997
---------------------------------------------------------------------------------------------
 836980182       December 23,   DDJ Capital Management, LLC  I,E,A,O
                 1997
---------------------------------------------------------------------------------------------
 081383022       December 15,   Murdoch Group Inc.           E,MV
                 1997                                        97 Chev 3/4T 4x4
                                                             V.I.N.
                                                             1GCGK24R4VZ126815
---------------------------------------------------------------------------------------------
 081383031       December 15,   Murdoch Group Inc.           E,MV
                 1997                                        98 Chev 3/4T 4x4
                                                             V.I.N.
                                                             1GCGK24F7WZ147942
---------------------------------------------------------------------------------------------
 834999588       October 7,     Caterpillar Financial        E,O,MV
                 1997           Services Ltd.                88 Caterpillar 992C
                                                             V.I.N. 49Z01131
---------------------------------------------------------------------------------------------
 833122944       July 31, 1997  Export Development           E,A,O,MV
                                Corporation
                                                             Amended by Registration
                                                             Number 970821 1450 1590
                                                             7838 to and the following
                                                             motor vehicle identification
                                                             numbers:
                                                             97 Letourneau L1400,
                                                             V.I.N. 2037
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75749
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75767
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75782
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75800
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75906
                                                             97 Euclid R260,
                                                             V.I.N. 401ADD75907
                                                             97 Euclid R260,
---------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
 Reference        Date             Secured Party                Collateral Description
  File No.
-----------------------------------------------------------------------------------------
                                                             401ADD75909
-----------------------------------------------------------------------------------------
 073314792    April 17, 1997  Murdoch Group Inc.             E,MV
                                                             97 GMC K1500 X-Cab
                                                             Short Box
                                                             V.I.N.
                                                             1GTEK19M9VE531722
-----------------------------------------------------------------------------------------
 073314657    March 20,       Murdoch Group Inc.             E,MV
              1997                                           96 GMC S-15 Jimmy 4x4
                                                             V.I.N.
                                                             1GKDT13WIT2258898
-----------------------------------------------------------------------------------------
 073314666    March 20,       Murdoch Group Inc.             E,MV
              1997                                           96 GMC 3/4 T 4x4
                                                             V.I.N.
                                                             1GCGK24RITE179296
-----------------------------------------------------------------------------------------
 826960185    December 9,     Mining Technologies            E,O
              1996            International Inc.             O/A MTI
                              Leasing
-----------------------------------------------------------------------------------------
    "         April 16, 1997              "                  Amendment of registration
                                                             961209 1901 1529 6050 to
                                                             change address of secured
                                                             party.
-----------------------------------------------------------------------------------------
 073897533    November 29,    Murdoch Group, Inc.            E,MV
              1996                                           96 Chev Cheyenne 1/2 T
                                                             2WD Pickup
                                                             V.I.N.
                                                             1GCEC14M7TE172193
-----------------------------------------------------------------------------------------
 073777815    October 11,     Murdoch Group Inc.             E,MV
              1996                                           96 GMC 3/4Ton 4x4
                                                             V.I.N.
                                                             1GTGK24R4TE532775
-----------------------------------------------------------------------------------------
 073777824    October 11,     Murdoch Group Inc.             E,MV
              1996                                           96 Chevrolet 1/2Ton 2WD
                                                             V.I.N.
                                                             1GCEC14W2TZ109187
-----------------------------------------------------------------------------------------
 076843386    October 3,      Murdoch Group Inc.             E,MV
              1996                                           96 GMC 3/4Ton 4x4
                                                             V.I.N.
                                                             1GTGK24R6TE533040
-----------------------------------------------------------------------------------------
 076843395    October 3,      Murdoch Group Inc.             E,MV
              1996                                           96 GMC 3/4Ton 4x4
                                                             V.I.N.
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
  Reference
  File No.           Date            Secured Party              Collateral Description
--------------------------------------------------------------------------------------
                                                                IGTGK24R71E532706
--------------------------------------------------------------------------------------
  825300603     October 1,      IBM Canada Limited-Attn.        E,A,O
                1996            Marty Pager
--------------------------------------------------------------------------------------
  823593393     July 18, 1996   PHH Vehicle Management          E,O,MV
                                Services Inc.
--------------------------------------------------------------------------------------
  076047993     May 27, 1996    Murdoch Group Inc.              E,MV
                                                                96 GMC K-2500 4x4
                                                                V.I.N.
                                                                1GTGK24R6TE524662
--------------------------------------------------------------------------------------
  076048002     May 27, 1996    Murdoch Group Inc.              E,MV
                                                                96 GMC K-2500 4x4
                                                                V.I.N.
                                                                1GCGK24RXTE178387
--------------------------------------------------------------------------------------
  076048011     May 27, 1996    Murdoch Group Inc.              E,MV
                                                                96 GMC K-2500 4x4
                                                                V.I.N.
                                                                1GTGK24R2TE532581
--------------------------------------------------------------------------------------
  822114351     May 23, 1996    Teletech Financial Corporation  E,O

--------------------------------------------------------------------------------------
  076047885     April 25, 1996  Murdoch Group Inc.              E,MV
                                                                96 Chevrolet
                                                                K-2500 4x4
                                                                V.I.N.
                                                                1GCGK24FOTE177531
--------------------------------------------------------------------------------------
  076047903     April 25, 1996  Murdoch Group Inc.              E,MV
                                                                96 Chevrolet
                                                                S-10 Sonoma
                                                                V.I.N.
                                                                1GCCT19X7TK167362
--------------------------------------------------------------------------------------
  079194744     February 8,     Murdoch Group Inc.              E,MV
                1996                                            95 GMC K-2500 4x4
                                                                V.I.N.
                                                                1GTGK24K4SE541249
--------------------------------------------------------------------------------------
  079194294     October 20,     Murdoch Group Inc.              E,MV
  (This         1995                                            95 Ford F350 4x4
  registration                                                  V.I.N.
  has been                                                      2FDKF38F2SCA70320
  discharged)
--------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
 079194303     October 20,     Murdoch Group Inc.          E,MV
               1995                                        95 Ford F350 4x4
                                                           V.I.N.
                                                           2FDKF38=F45CA70319
------------------------------------------------------------------------------------------
 816853779     September 20,   B.G. Stewart Leasing        CG, E,O
               1995                                        1 Canon NP-6025 (S/N
                                                           NBV 14840)
                                                           RDF-CI (S/N ZNP 47715)
                                                           Duplex Unit A1 (S/N ZPG
                                                           34255)
------------------------------------------------------------------------------------------
 079193979     August 17,      Murdoch Group Inc.          E,MV
               1995                                        95 Chevrolet K2500 Pickup
                                                           V.I.N.
                                                           1GCFK24H1SZ224635
------------------------------------------------------------------------------------------
 079193853    June 28, 1995   Murdoch Group Inc.           E,MV
                                                           95 Chevrolet K 2500
                                                           Diesel
                                                           V.I.N.
                                                           1GCFK24S4SE214586
------------------------------------------------------------------------------------------
 079193862     June 28, 1995   Murdoch Group Inc.          E,MV
                                                           95 Ford F3500 Crew Cab
                                                           V.I.N.
                                                           1FTJW35H7SEA55067
------------------------------------------------------------------------------------------
 058786146     May 17, 1995    Murdoch Group Inc.          E,MV
                                                           95 Chevrolet Cheyenne
                                                           V.I.N.
                                                           1GCEC14H7SZ198576
------------------------------------------------------------------------------------------
 076465071     March 15,       Murdoch Group Inc.          E,MV
 (This         1995                                        94 Ford F-350 4x4
 registration                                              V.I.N.
 has been                                                  1FTJW36MOREA62615
 discharged)
------------------------------------------------------------------------------------------
 076464738     December 22,    Murdoch Group Inc.          E,MV
               1994                                        95 Chevrolet Cheyenne K-
                                                           2500
                                                           V.I.N.
                                                           1GCFK24H5SZ127907
------------------------------------------------------------------------------------------
 076464315     September 26,   Murdoch Group Inc.          E,MV
               1994                                        94 Chevrolet K2500 Pickup
                                                           V.I.N.
                                                           2GCFK29S5R1295344
------------------------------------------------------------------------------------------
 808902783     August 16,      Associates Commercial       I,E,A,O,MV
               1994            Corporation of Canada Ltd.  Two 94 Toro 501 LHD
                                                           Scoop Trans (S/Ns
                                                           24005303, 24005300)
------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                             complete with
                                                             all present and
                                                             future attachmens
                                                             and all proceeds
                                                             thereof.
---------------------------------------------------------------------------------
                 April 26,      Associates Leasing (Canada)  Amendment of
   --            1996           Ltd.                         secured party's
                                                             name
---------------------------------------------------------------------------------
  076466079      July 29, 1994  Murdoch Group Inc.           E,MV
                                                             94 Chevrolet
                                                             Cheyenne
                                                             V.I.N.
                                                             1GCFK24H7RZ247671
---------------------------------------------------------------------------------
  076466088      July 29, 1994  Murdoch Group Inc.           E,MV
                                                             94 Chevrolet
                                                             Cheyenne
                                                             V.I.N.
                                                             1GCFK24S5RE263757
---------------------------------------------------------------------------------
  076465665      April 28, 1994 Murdoch Group Inc.           E,MV
                                                             93 Ford Crew
                                                             Cab 4x4
                                                             V.I.N.
                                                             2FTJW36MXPCA50096
---------------------------------------------------------------------------------
  076465503      March 30, 1994 Murdoch Group Inc.           E,MV
                                                             94 Chevrolet
                                                             Suburban 4x4
                                                             V.I.N.
                                                             1GNGK26KXRJ363255
---------------------------------------------------------------------------------
  076466835      March 30, 1994 Murdoch Group Inc.           E,MV
                                                             93 Chevrolet
                                                             V.I.N.
                                                             1GCDC14H3PE214931
---------------------------------------------------------------------------------

    (c) Builder's lien claim by Golden Hill Ventures Ltd. for the amount of $61,053,000, which Royal Oak is disputing.

    (d) Builder's lien claim by Willow Creek Industries for approximately Cdn.$970,000 in connection with the supply of pipe.

                                  SCHEDULE D

Annual rental $8,630,000                            Mining Lease No.  354991
Map No. 94E/2E, 94E/2W,                             Mining Division  Omineca
        94D/15E, 94D/15W            [LOGO]          Land District  Cassiar
Area (hectares)  862.33                             Date of Lease  Sept. 15/97
                                  Province of
                               British Columbia
                                  Ministry of
                               Energy, Mines and
                              Petroleum Resources

                              Mineral Tenure Act
                                  Section 37


                               Kemess Mines Inc.
Lessee -----------------------------------------------------------------------

                    5501 Lakeview Drive, Kirkland WA 98033
Address ----------------------------------------------------------------------

   The lessor, in accordance with and subject to the provisions of the Mineral Tenure Act, hereby demises unto the lessee, for a term of 30 years from the date first above written, all Crown minerals available under the terms of the Mineral Tenure Act within and under the leasehold together with the rights the lessee held as the holder of the cclaim or claims herein described.


                    Ron 4, Tiszi 3, Tiszi 4, Ron 5, Due 1 to 4, Due 7 to 10 Name of claim(s) -------------------------------------------------------------

             238404, 243444, 243445, 350858, 242575 to 242578, 242581 to 242584
Title No(s). ------------------------------------------------------------------

                 7198, 7201, 7204, 7207, 7199, 7200
Lot No(s). -------------------------------------------------------------------

    The lessee shall save harmless and keep the lessor indemnified against all actions, claims, and demands that may be brought or made against the lessor by reason of anything done by the lessee, his servants, workmen, or agents in the exercise or purported exercise of the rights, powers, and privileges hereby granted.

    The lessee hereby covenants and agrees at all times to perform, observe, and comply with the provisions of the Mineral Tenure Act, and the Mines Act and amendments made thereto from time to time, and the provisions of any regulations which may from time to time be made under authority thereof, as to the same apply to the said leasehold, and all such amendments or regulations as are from time to time made shall be deemed to be incorporated into these presents and shall bind the lesseee in the same manner and to the same extent as if the same as made, or amended, were set out herein as covenants on the part of the lessor.

    The lessee shall make application for an extension of the term of this lease prior to the expiry of the current term.

PROVISOS

    Subject to all prior rights.

    IN WITNESS WHEREOF, the lessor and lessee have hereunto set their hands and seals as of this day and year first above written.

/s/ ILLEGIBLE                          /s/ ILLEGIBLE          V.P. Exploration
----------------------------------     ---------------------------------------
                     Witness           Kemess Mines Inc.           Lessee

/s/ ILLEGIBLE                          /s/ ILLEGIBLE              President
----------------------------------     ---------------------------------------
                     Witness                                       Lessee

/s/ ILLEGIBLE                          /s/ ILLEGIBLE
----------------------------------     ---------------------------------------
                     Witness                CHIEF GOLD COMMISSIONER

                                                                                    ACRES         ACRES
PROJECT           CLAIM                                                             SURFACE       MINING
NAME              NUMBER       CLAIM NAME        UNITS   LEASE NO.      STATUS      RIGHTS        RIGHTS
------------      ------      -------------      -----   ---------      ------      -------       -------
KEMESS NORTH      237800      NEW KEMESS NO.      18           0        STAKED       0.00         1111.93
KEMESS NORTH      237801      NEW KEMESS NO.      20           0        STAKED       0.00         1235.48
KEMESS NORTH      238706      RON 11              10           0        STAKED       0.00          617.74
KEMESS NORTH      241957      NRK  1              12           0        STAKED       0.00          741.29
KEMESS NORTH      241958      NRK  2              10           0        STAKED       0.00          617.74
KEMESS NORTH      241959      NRK  3              20           0        STAKED       0.00         1235.48
KEMESS NORTH      241950      NEW KEMESS 3        15           0        STAKED       0.00          926.55
KEMESS NORTH      242574      NRK  4              14           0        STAKED       0.00          864.84
KEMESS NORTH      242581      DUE  7               1      354991        3OYR.LEASE   0.00           61.77
KEMESS NORTH      242582      DUE  8               1      354991        3OYR.LEASE   0.00           61.77
KEMESS NORTH      242583      DUE  9               1      354991        3OYR.LEASE   0.00           61.77
KEMESS NORTH      242584      DUE 10               1      354991        3OYR.LEASE   0.00           61.77
KEMESS NORTH      243063      CAN  1              20           0        STAKED       0.00         1235.48
KEMESS NORTH      243064      DUNC 1               4           0        STAKED       0.00          247.10
KEMESS NORTH      243065      DUNC 2               4           0        STAKED       0.00          247.10
KEMESS NORTH      243066      DUNC 3               6           0        STAKED       0.00          370.64
KEMESS NORTH      243067      CREEK               12           0        STAKED       0.00          741.29
KEMESS NORTH      243068      SKP                 20           0        STAKED       0.00         1235.48
KEMESS NORTH      243069      RATED               20           0        STAKED       0.00         1235.48
KEMESS NORTH      243070      FRED                 6           0        STAKED       0.00          370.64
KEMESS NORTH      243071      RIK                 20           0        STAKED       0.00         1235.48
KEMESS NORTH      243072      SQN  1              20           0        STAKED       0.00         1235.48
KEMESS NORTH      243073      SQN  2              10           0        STAKED       0.00          617.74
KEMESS NORTH      243074      CRIKA 1             20           0        STAKED       0.00         1235.48
KEMESS NORTH      243075      CRIKA 2             8            0        STAKED       0.00          494.19
KEMESS NORTH      243076      POND 1              1            0        STAKED       0.00           61.77
KEMESS NORTH      243077      POND 2              1            0        STAKED       0.00           61.77
KEMESS NORTH      243078      POND 3              1            0        STAKED       0.00           61.77
KEMESS NORTH      243079      POND 4              1            0        STAKED       0.00           61.77
KEMESS NORTH      243165      RAT  2             10            0        STAKED       0.00          617.74
KEMESS NORTH      243166      RAT  3             20            0        STAKED       0.00         1235.48
KEMESS NORTH      243354      LA   1              1            0        STAKED       0.00           61.77
KEMESS NORTH      243355      LA   2              1            0        STAKED       0.00           61.77
KEMESS NORTH      243356      LA   3              1            0        STAKED       0.00           61.77
KEMESS NORTH      243357      LA   4              1            0        STAKED       0.00           61.77
KEMESS NORTH      243358      LA   5              1            0        STAKED       0.00           61.77
KEMESS NORTH      243359      LA   6              1            0        STAKED       0.00           61.77
KEMESS NORTH      243360      LA   7              1            0        STAKED       0.00           61.77
KEMESS NORTH      243361      LA   8              1            0        STAKED       0.00           61.77
KEMESS NORTH      243362      LAKE 1             20            0        STAKED       0.00         1235.48
KEMESS NORTH      243363      LAKE 2             20            0        STAKED       0.00         1235.48
KEMESS NORTH      243441      ALISON 1           20            0        STAKED       0.00         1235.48
KEMESS NORTH      243441      ALISON 2           20            0        STAKED       0.00         1235.48
KEMESS NORTH      304008      FREDDY 1            1            0        STAKED       0.00           61.77
KEMESS NORTH      304009      FREDDY 2            1            0        STAKED       0.00           61.77
KEMESS NORTH      304010      FREDDY 3            1            0        STAKED       0.00           61.77
KEMESS NORTH      304011      FREDDY 4            1            0        STAKED       0.00           61.77
KEMESS NORTH      304012      FREDDY 5            1            0        STAKED       0.00           61.77



                                                                           ACRES    ACRES
ACT               CLAIM                                                   SURFACE  MINING
NAME              NUMBER      CLAIM NAME    UNITS   LEASE NO.    STATUS   RIGHTS   RIGHTS
------------      ------     -------------  -----   ---------    ------   -------  -------
KEMESS NORTH      304013     FREDDY 6         1           0      STAKED     0.00    61.77
KEMESS NORTH      304014     FREDDY 7         1           0      STAKED     0.00    61.77
KEMESS NORTH      304015     D.C. 1           1           0      STAKED     0.00    61.77
KEMESS NORTH      304016     D.C. 2           1           0      STAKED     0.00    61.77
KEMESS NORTH      304017     D.C. 3           1           0      STAKED     0.00    61.77
KEMESS NORTH      304018     D.C. 4           1           0      STAKED     0.00    61.77
KEMESS NORTH      304019     D.C. 5           1           0      STAKED     0.00    61.77
KEMESS NORTH      304020     SR 1             1           0      STAKED     0.00    61.77
KEMESS NORTH      304021     SR 2             1           0      STAKED     0.00    61.77
KEMESS NORTH      304022     SR 3             1           0      STAKED     0.00    61.77
KEMESS NORTH      304023     SR 4             1           0      STAKED     0.00    61.77
KEMESS NORTH      304706     COZ 1            1           0      STAKED     0.00    61.77
KEMESS NORTH      304707     COZ 2            1           0      STAKED     0.00    61.77
KEMESS NORTH      305548     GOLD 1           1           0      STAKED     0.00    61.77
KEMESS NORTH      305549     GOLD 2           1           0      STAKED     0.00    61.77
KEMESS NORTH      305550     GOLD 3           1           0      STAKED     0.00    61.77
KEMESS NORTH      305551     GOLD 4           1           0      STAKED     0.00    61.77
KEMESS NORTH      305552     GOLD 5           1           0      STAKED     0.00    61.77
KEMESS NORTH      305553     GOLD 6           1           0      STAKED     0.00    61.77
KEMESS NORTH      305554     GOLD 7           1           0      STAKED     0.00    61.77
KEMESS NORTH      305555     GOLD 8           1           0      STAKED     0.00    61.77
KEMESS NORTH      309045     KC 1             20          0      STAKED     0.00  1235.48
KEMESS NORTH      309046     KC 2             1           0      STAKED     0.00    61.77
KEMESS NORTH      309047     KC 3             1           0      STAKED     0.00    61.77
KEMESS NORTH      309048     KC 4             1           0      STAKED     0.00    61.77
KEMESS NORTH      309049     KC 5             1           0      STAKED     0.00    61.77
KEMESS NORTH      309050     KC 6             1           0      STAKED     0.00    61.77
KEMESS NORTH      309051     KC 7             1           0      STAKED     0.00    61.77
KEMESS NORTH      309052     KC 8             1           0      STAKED     0.00    61.77
KEMESS NORTH      309053     KC 9             1           0      STAKED     0.00    61.77
KEMESS NORTH      309054     KC 10            1           0      STAKED     0.00    61.77
KEMESS NORTH      309055     KC 11            1           0      STAKED     0.00    61.77
KEMESS NORTH      309056     KC 12            1           0      STAKED     0.00    61.77
KEMESS NORTH      309057     KC 13            1           0      STAKED     0.00    61.77
KEMESS NORTH      310032     KC 14            1           0      STAKED     0.00    61.77
KEMESS NORTH      310033     KC 15            1           0      STAKED     0.00    61.77
KEMESS NORTH      310034     KC 16            1           0      STAKED     0.00    61.77
KEMESS NORTH      310035     KC 17            1           0      STAKED     0.00    61.77
KEMESS NORTH      310036     KC 18            1           0      STAKED     0.00    61.77
KEMESS NORTH      310037     KC 19            1           0      STAKED     0.00    61.77
KEMESS NORTH      310054     SR 6             1           0      STAKED     0.00    61.77
KEMESS NORTH      310055     SR 7             1           0      STAKED     0.00    61.77
KEMESS NORTH      310056     SR 8             1           0      STAKED     0.00    61.77
KEMESS NORTH      310075     SR 5             8           0      STAKED     0.00   494.16
KEMESS NORTH      310076     DUN 1            9           0      STAKED     0.00   555.97
KEMESS NORTH      310077     DUN 2            9           0      STAKED     0.00   555.97
KEMESS NORTH      310078     DUN 3            9           0      STAKED     0.00   555.97
KEMESS NORTH      311261     KETA 33          1           0      STAKED     0.00    61.77
KEMESS NORTH      311262     KETA 34          1           0      STAKED     0.00    61.77
KEMESS NORTH      311263     KETA 35          1           0      STAKED     0.00    61.77
KEMESS NORTH      311264     KETA 36          1           0      STAKED     0.00    61.77
KEMESS NORTH      311265     KETA 37          1           0      STAKED     0.00    61.77

                                                                          ACRES      ACRES
                  CLAIM                                                   SURFACE    MINING
NAME              NUMBER     CLAIM NAME    UNITS    LEASE NO.    STATUS   RIGHTS     RIGHTS
------------      ------     ------------  -------  ---------    ------   -------  ---------
KEMESS NORTH      311266     KETA 38          1         0         STAKED   0.00        61.77
KEMESS NORTH      311267     KETA 39          1         0         STAKED   0.00        61.77
KEMESS NORTH      311268     KETA 40          1         0         STAKED   0.00        61.77
KEMESS NORTH      311291     KETA 7           1         0         STAKED   0.00        61.77
KEMESS NORTH      311292     KETA 8           1         0         STAKED   0.00        61.77
KEMESS NORTH      311293     KETA 9           1         0         STAKED   0.00        61.77
KEMESS NORTH      311294     KETA 10          1         0         STAKED   0.00        61.77
KEMESS NORTH      311242     NORTH 1          1         0         STAKED   0.00       123.55
KEMESS NORTH      311243     NORTH 2          1         0         STAKED   0.00       123.55
KEMESS NORTH      315244     NORTH 3          1         0         STAKED   0.00       123.55
KEMESS NORTH      315245     NORTH 4          1         0         STAKED   0.00       123.55
KEMESS NORTH      315246     NORTH 5          1         0         STAKED   0.00       123.55
KEMESS NORTH      315247     NORTH 6          1         0         STAKED   0.00       123.55
KEMESS NORTH      315248     AIR 1            1         0         STAKED   0.00        61.77
KEMESS NORTH      315249     AIR 2            1         0         STAKED   0.00        61.77
KEMESS NORTH      315250     AIR 3            1         0         STAKED   0.00        61.77
KEMESS NORTH      315251     AIR 4            1         0         STAKED   0.00        61.77
KEMESS NORTH      315252     AIR 5            1         0         STAKED   0.00        61.77
KEMESS NORTH      315253     AIR 6            1         0         STAKED   0.00        61.77
KEMESS NORTH      315254     AIR 7            1         0         STAKED   0.00        61.77
KEMESS NORTH      315255     AIR 8            1         0         STAKED   0.00        61.77
KEMESS NORTH      315256     AIR 9            1         0         STAKED   0.00        61.77
KEMESS NORTH      315257     AIR 10           1         0         STAKED   0.00        61.77
KEMESS NORTH      315258     AIR 11           1         0         STAKED   0.00        61.77
KEMESS NORTH      315259     AIR 12           1         0         STAKED   0.00        61.77
KEMESS NORTH      315260     AIR 13           1         0         STAKED   0.00        61.77
KEMESS NORTH      315261     AIR 14           1         0         STAKED   0.00        61.77
KEMESS NORTH      315262     AIR 15           1         0         STAKED   0.00        61.77
KEMESS NORTH      315263     AIR 16           1         0         STAKED   0.00        61.77
KEMESS NORTH      315264     AIR 17           1         0         STAKED   0.00        61.77
KEMESS NORTH      315265     AIR 18           1         0         STAKED   0.00        61.77
KEMESS NORTH      315266     AIR 19           1         0         STAKED   0.00        61.77
KEMESS NORTH      315267     AIR 20           1         0         STAKED   0.00        61.77
KEMESS NORTH      315268     AIR 21           1         0         STAKED   0.00        61.77
KEMESS NORTH      315269     AIR 22           1         0         STAKED   0.00        61.77
KEMESS NORTH      315270     AIR 23           1         0         STAKED   0.00        61.77
KEMESS NORTH      315271     AIR 24           1         0         STAKED   0.00        61.77
KEMESS NORTH      315272     AIR 25           1         0         STAKED   0.00        61.77
KEMESS NORTH      315273     AIR 26           1         0         STAKED   0.00        61.77
KEMESS NORTH      315274     AIR 27           1         0         STAKED   0.00        61.77
KEMESS NORTH      315275     AIR 28           1         0         STAKED   0.00        61.77
KEMESS NORTH      325176     WASTE 1 FR.      1         0         STAKED   0.00        61.77
KEMESS NORTH      343143     ATTY 1          20         0         STAKED   0.00      1235.48
KEMESS NORTH      343144     ATTY 2          20         0         STAKED   0.00      1235.48
KEMESS NORTH      343145     ATTY 3          20         0         STAKED   0.00      1235.48
KEMESS NORTH      343146     ATTY 4          20         0         STAKED   0.00      1235.48
KEMESS NORTH      343147     ATTY 5          15         0         STAKED   0.00       926.61
KEMESS NORTH      343148     ATTY 6          15         0         STAKED   0.00       926.61
KEMESS NORTH      343149     ATTY 7          20         0         STAKED   0.00      1235.48
KEMESS NORTH      343150     ATTY 8          20         0         STAKED   0.00      1235.48
KEMESS NORTH      343151     AERO 1           1         0         STAKED   0.00        61.77
KEMESS NORTH      343152     AERO 2           1         0         STAKED   0.00        61.77


                                                                                        ACRES        ACRES
PROJECT               CLAIM                                                             SURFACE      MINING
NAME                  NUMBER       CLAIM NAME      UNITS   LEASE NO.     STATUS         RIGHTS       RIGHTS
------------          ---------    ----------      -----   ---------     -------        --------     -------
KEMESS NORTH          343153       AFRO  3           1         0         STAKED           0.00         61.77
KEMESS NORTH          343154       AFRO  4           1         0         STAKED           0.00         61.77
KEMESS NORTH          343155       AFRO  5           1         0         STAKED           0.00         61.77
KEMESS NORTH          343156       AFRO  6           1         0         STAKED           0.00         61.77
KEMESS NORTH          343157       AFRO  7           1         0         STAKED           0.00         61.77
KEMESS NORTH          343158       AFRO  8           1         0         STAKED           0.00         61.77
KEMESS NORTH          343159       AFRO  9           1         0         STAKED           0.00         61.77
KEMESS NORTH          343160       AFRO 10           1         0         STAKED           0.00         61.77
KEMESS NORTH          350860       RON  10          20         0         STAKED           0.00       1235.48
KEMESS NORTH-DL COOK  239994       RAT   1           9         0         STAKED           0.00        555.93
KEMESS NORTH-DL COOK  241014       SEM  16          16         0         STAKED           0.00        988.32
KEMESS SOUTH          238404       RON   4          20      354991       3OYR.LEASE       0.00       1235.48
KEMESS SOUTH          238819       DU               20         0         STAKED           0.00       1235.48
KEMESS SOUTH          242573       DU    2          20         0         STAKED           0.00       1235.48
KEMESS SOUTH          242575       DUE   1           1      354991       3OYR.LEASE       0.00         61.77
KEMESS SOUTH          242576       DUE   2           1      354991       3OYR.LEASE       0.00         61.77
KEMESS SOUTH          242577       DUE   3           1      354991       3OYR.LEASE       0.00         61.77
KEMESS SOUTH          242578       DUE   4           1      354991       3OYR.LEASE       0.00         61.77
KEMESS SOUTH          242579       DUE   5           1         0         STAKED           0.00         61.77
KEMESS SOUTH          242580       DUE   6           1         0         STAKED           0.00         61.77
KEMESS SOUTH          243442       TISSI 1          20         0         STAKED           0.00       1235.48
KEMESS SOUTH          243443       TISSI 2          20         0         STAKED           0.00       1235.48
KEMESS SOUTH          243444       TISSI 3          20       354991      3OYR.LEASE       0.00       1235.48
KEMESS SOUTH          243445       TISSI 4          20       354991      3OYR.LEASE       0.00       1235.48
KEMESS SOUTH          305630       NOR  15           8         0         STAKED           0.00        494.21
KEMESS SOUTH          355405       MILL CREEK 1      1         0         STAKED           0.00         61.77
KEMESS SOUTH          355406       MILL CREEK 2      1         0         STAKED           0.00         61.77
KEMESS SOUTH          355407       MILL CREEK 3      1         0         STAKED           0.00         61.77
KEMESS SOUTH          355408       MILL CREEK 4      1         0         STAKED           0.00         61.77
KEMESS SOUTH          355409       FORK  1           1         0         STAKED           0.00         61.77
KEMESS SOUTH          355410       FORK  2           1         0         STAKED           0.00         61.77
KEMESS SOUTH          355411       FORK  3           1         0         STAKED           0.00         61.77
KEMESS SOUTH          355412       FORK  4           1         0         STAKED           0.00         61.77
KEMESS SOUTH          355413       DAN   1           1         0         STAKED           0.00         61.77
KEMESS SOUTH          355414       DAN   2           1         0         STAKED           0.00         61.77
KEMESS SOUTH          355415       DAN   3           1         0         STAKED           0.00         61.77
KEMESS SOUTH          355416       DAN   4           1         0         STAKED           0.00         61.77
KEMESS SOUTH          L0703497     POWER LINE        1       703497      LIC.OCCUP.       0.00          0.00
KEMESS SOUTH-DLC SYN  239096       NOR   2          10         0         STAKED           0.00        617.74
KEMESS SOUTH-DLC SYN  239097       NOR   3           9         0         STAKED           0.00        555.97
KEMESS SOUTH-DLC SYN  239098       NOR   4          18         0         STAKED           0.00       1111.93
KEMESS SOUTH-DLC SYN  242991       NOR   5          16         0         STAKED           0.00        988.38
KEMESS SOUTH-DLC SYN  242992       NOR   6          16         0         STAKED           0.00        988.38
KEMESS SOUTH-DLC SYN  301219       NOR   8           6         0         STAKED           0.00        370.64
KEMESS SOUTH-DLC SYN  303614       NOR  10           8         0         STAKED           0.00        494.19
KEMESS SOUTH-DLC SYN  303615       NOR  11           4         0         STAKED           0.00        247.10
KEMESS SOUTH-DLC SYN  303616       NOR  12           3         0         STAKED           0.00        185.32
KEMESS SOUTH-DLC SYN  350858       RON   5           8       354991      30YR.LEASE       0.00        494.19
KEMESS SOUTH-DLC SYN  350859       NOR   7          18         0         STAKED           0.00       1111.93

GRAND TOTAL  201 CLAIMS                                                                   0.00      65294.93

                                   SCHEDULE  E



                                Royal Oak Mines Inc.
                                  Corporate Office
                                 5501 Lakeview Drive
                                Kirkland, Washington
                                   U.S.A.  98033


CONFIDENTIAL

VIA FAX



December 29, 1997



Ms. Wendy Del Mul
Tory Tory DesLauriers & Binnington
Suite 3000
Aetna Tower
Toronto-Dominion Centre
Toronto, Ontario
M5K 1N2

Dear Ms. Del Mul:

Re:  Royal Oak Mines Inc. -Loan from DDJ Capital Management, LLC

You have asked us to provide a description of outstanding letters of credit and other obligations which are cash collateralized. Attached is a schedule listing outstanding letters of credit which are cash collateralized with a Cdn.$2,300,000 term deposit at the Bank of Nova Scotia. The schedule also describes cash collateral of $12,000,000 which we have delivered to the Province of British Columbia under the Kerness Mines Safekeeping Agreement.

We also have a Cdn.$5,000,000 cash collateralized borrowing facility with Royal Bank of Canada for overdrafts on the operating accounts of Royal Oak Mines Inc., including the operating accounts for each mine, and Kerness Mines Inc.




                                    Yours truly,

                                    ROYAL OAK MINES INC.




                                    Per:  /s/ James H. Wood
                                          -----------------------
                                          James H. Wood
                                          Chief Financial Officer



c.c. David Thring (Lang Michener)

Royal Oak Mines Letters of Credit and Safekeeping Agreement                     Date:              21-Dec-97

Letters of Credit - Cash Collateralized with $2.3 Million Term Deposit at the Bank of Nova Scotia


Beneficiary                                           Amount        Expiration Date   Purpose
-----------                                          -------        ---------------   -------
Minister of Forests, British Columbia                50,000         June  2, 2001     Kemess access road permit 22414
Minister of Forests, British Columbia                50,000         June  2, 2001     Kemess access road permit 22376
Minister of Forests, British Columbia                50,000         June  2, 2001     Kemess access road permit 22412
Receiver General for Canada, N.W.T.                   8,471         July 13, 1998     Mineral claims-Brislane Lane-span 4-5
Receiver General for Canada, N.W.T.                   7,190          May 25, 1998     Mineral claims-Brislane Lake-ford 1-2
Receiver General for Canada, N.W.T.                   5,891        March 28, 1998     Mineral claims-Brislane Lake-R013-R015
Northern Ontario Electric                            61,000     February  1, 1998     Power supply payment guarantee
Minister of Northern Development & Mines            125,000         July 31, 1998     Nighthawk Mine closure costs
Director of Mines, Suva, Fiji                        10,000          May  1, 1998     Security for special prospecting license
                                                    (Fiji$)
Minister of Northern Development & Mines            215,000         July 31, 1998     Matachewan closure plan
Minister of Transportation & Highways, B.C.         100,000          June 2, 2001     Kemess highway permit no. 10943.0
Receiver General for Canada                          15,000          May 27, 1998     Nicholas Lake, N.W.T. water license
Minister of Finance & Corporate
  Relations, B.C.                                   100,000         July 31, 1998     Red Mountain road construction permit S19752
Minister of Employment and investment, B.C.       1,500,000         July 31, 1998     Red Mountain reclamation permit MX-1-422
                                                 ----------
                                                 ----------
                         Subtotal                 2,287,552


Kemess Mines Safekeeping Agreement-Cash Collateralized with $12.0 Million Govt of Canada Treasury Bills in Safekeeping At Montreal Trust


Beneficiary                                                     Amount      Expiration Date   Purpose
-----------                                                    ---------     --------------   --------

British Columbia Minister of Finance and Corporate Relations   12,000,000  Ongoing           Security for Permit M-206 with
                                                                                             the Province of British Columbia
        Total Cash-collateralized Securities                   14,287,552


                                                 ROYAL OAK MINES INC. AND SUBSIDIARIES
                                                     Corporate Organization Chart
                                                         As of May 12, 1997

                                                              Royal Oak

APM    Royal Eagle    DRL    Wittock   CPML   Kennoce  10502 NSI      93-4962    319443   200,000    Kemess   Northbeck   Male YK
100%       60%        100%     100%    100%     89%      100%         100%       100%     GP Units    100%       72%         39%


 OZ     1st Eagle                   Beamchastel                                I LP mill   KSRLP(2)   Alsek
100%      100%                         54.9%                                                100%      100%


Asia Min  Highwood  HB-Trust  YK-Trust  TNS-Trust  EI Condor  St Philip
  41%        39%      100%      100%      100%       100%       100%


                     RYO-HB    RYO-YK    RYO-TMS
                      100%      100%      100%


                     RYO-HBLP  RYO-YKLP  RYO-TMSLP
                       (1)       (1)       (1)



LEGEND
------

Abbrv.        Legal Name                                        Abbrv.         Legal Name
------        ----------                                        ------         ----------
Royal Oak     Royal Oak Mines Inc.                              Asia Min.      Asia Mineral Corp.
APM           Arctic Metals Inc.                                Highwood       Highwood Resources Ltd.
OZ            OZ Investments Inc.                               EI Condor      EI Condor Resources Ltd.
Royal Eagle   Royal Eagle Exploration Inc.                      HB Trust
First Eagle   First Eagle Holdings Inc.                         YK Trust
BRL           Beaverhomes Resources Ltd.                        TMS-Trust
WMdrk         WMark Devleopment Inc.                            RYO-HB         Royal Oak Hope Brook Ltd.
CPML          Consolidated Professor Mines Limited              RYO-YK         Royal Oak YellowKnife Ltd.
Beamchastel   Beamchastel Copper Mines Limited                  RYO-TMS        Royal Oak Timmins Ltd.
Kennoce       Kennoce Gold Mines Limited                        RYO-HBLP       Royal Hopebrook 1992 Limited Partnership
10502 NSI     10502 Newfoundland Limited                        RYO-YKLP       RYO YellowKnife 1991 Limited Partnership
934962        934962 Canada Inc.                                RYO-TMSLP      RYO Timmins 1991 Limited Partnership
319443        319443 Canada Inc.                                Alsek          Alsek Mining Limited
Kemess        Kemess Mines Inc.                                 St Philips     St Philips Resources Inc.
Northbeck     Northbeck YellowKnife Gold Mines Ltd.
Male YK       Male YellowKnife Gold Mines Limited Partnership
KSRLP         Kemese South Resources Limited



NOTES
-----

(1) These are the gain sharing companies for benefit of mine site employees. Royal Oak acts as the general partners the limited partners are employees.

(2)  KSRLP holds a 19.2% copper royalty interest in the Kemess South production.

                                  SCHEDULE G

                          THE WINDY CRAGGY PROPERTY



CLAIM                                       ACRES
RECORD        CLAIM                         MINING
NUMBER        NAME         UNITS            RIGHTS
-------      --------     ---------         -------
201775       WC-1              20           1235.60
201776       WC-2               4            247.12
201777       WC-3              20           1235.60
201835       ALSEK             20           1235.60
201836       ALSEK 2           20           1235.60
201895       ALSEK #3           8            494.24
201896       W-C-7              8            494.24
201897       W-C-8             16            988.48
201898       W-C-9              9            556.02
201916       W-C-14            20           1235.60
201917       W-C-15            18           1112.04
201918       W-C-16            14            864.92
201919       W-C-17            12            741.36
201949       W-C-18            18           1112.04
201950       W-C-19            18           1112.04
201951       W-C-20            18           1112.04
201952       W-C-21            18           1112.04
201976       W-C-22            18           1112.04
201977       W-C-23 FR.         1             61.78
201978       W-C-24             5            308.90
201979       W-C-25            18           1112.04
201999       W-C-26             2            123.56
202000       W-C-27             2            123.56
202001       W-C-28             4            247.12
202002       W-C-29             5            308.90
202033       W-C-30            20           1235.60
202034       W-C-31            15            926.70
202035       W-C-32            18           1112.04
202036       W-C-33            18           1112.04
202037       W-C-34            18           1112.04
202038       W-C-35            18           1112.04
202039       W-C-36             9            556.02
202164       ALSEK 4            6            370.68
202165       ALSEK 5            9            556.02
202167       WC 37             18           1112.04
202168       WC 38              4            247.12
202169       WC 39             12            741.36
202171       WC 40              1             61.78
202333       W-C-41            20           1235.60
202334       W-C-42             3            185.34
202335       W-C-43 FR.         1             61.78
202336       W-C-44            12            741.36
202337       W-C-45            15            926.70
202338       W-C-46 FR.         1             61.78



CLAIM                                       ACRES
RECORD        CLAIM                         MINING
NUMBER        NAME         UNITS            RIGHTS
-------      --------     ---------         -------
202339       W-C-47         20               1235.60
202340       W-C-48         16                988.48
202341       W-C-49 FR.      1                 61.78
202342       W-C-50         16                988.48
202343       W-C-51         16                988.48
202344       W-C-52         16                988.48
202345       W-C-53         16                988.48
202346       W-C-54         16                988.48
202347       W-C-55         16                988.48
202348       W-C-56         16                988.48
202349       W-C-57          9                556.02
202350       W-C-58         16                988.48
202842       PUP 1          20               1235.60
202843       PUP 2          20               1235.60
203211       W-C-64          6                370.68
203212       W-C-65          6                370.68
203782       WINDY #1        1                 51.65
203783       WINDY #2        1                 51.65
203784       WINDY #3        1                 51.65
203785       WINDY #4        1                 51.65
203786       WINDY #5        1                 51.65
203787       WINDY #6        1                 51.65
203788       WINDY #7        1                 51.65
203789       WINDY #8        1                 51.65
203790       CRAGGY #1       1                 51.65
203791       CRAGGY #2       1                 51.65
203792       CRAGGY #4       1                 51.65

TOTAL                                       47520.95
